(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


Merrill Lynch
Global Allocation
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.



Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


Investment Environment
The 12-month period ended October 31, 2001 was characterized predominately by a broad-based decline in the global economy. Specifically, in the first half of the Fund's fiscal year, credit markets deteriorated, oil prices fell from their highs of late 2000, corporate earnings demonstrated continued weakness, corporations delivered revised guidance for weaker future performance, unemployment rose, consumer confidence fell and all major world equity indexes declined. These recessionary themes continued and intensified in the second half of the fiscal year.

Stocks regained some of their losses from the first quarter of 2001 in an April rally and then gradually began to give back what they had recovered, in many instances falling back below their March lows by the end of July. The summer of 2001 proved to be a very challenging time in all world markets. In July, the Government reported that the US economy grew in the second quarter of 2001 at the slowest rate since 1993. The financial challenges of July and August persisted into the beginning of September as most equity markets continued a sustained and deep sell-off. On September 11, 2001, the terrorist attacks against the United States imposed a new benchmark for all financial discussion - the world before the attacks and the world after. As US markets remained closed for four days, it became clear that this attack against America would be keenly felt by financial investors all over the world. US, European and Pacific Basin markets reacted with sharp declines. Although they ultimately recovered from their lows of late September by the end of October, most world equity markets posted negative returns for the 12 months ended October 31, 2001. Specifically, the unmanaged Standard & Poor's (S&P) 500 Index declined 24.90%, the unmanaged NASDAQ Composite Index declined 49.7%, the unman-aged Dow Jones Euro Stoxx 50 Index declined 29.77% and the unmanaged Nikkei Index declined 28.18% for the period.

The Federal Reserve Board carried out nine interest rate cuts during the period, pushing its target overnight interest rate 400 basis points lower to 2.50% from 6.50%. Initially, highly accommodative monetary policy appeared to dispel concerns that arose late last year over high corporate debt levels and deteriorating cash flows. As the economy continued to slow, these fears were revived, particularly within the telecommunications sector where bankruptcies and liquidity concerns frightened investors. Renewed turbulence in emerging markets debt, driven by a foreign exchange crisis in Turkey and rising default fears in Argentina, were also to blame for widening credit spreads. Despite the shrinking of yield differentials with most other major economies and stubbornly high trade deficits, the US dollar remained surprisingly strong as investors continued to prefer the United States to other markets.

Weakness in the US economy was concentrated in the manufacturing sector where production and orders declined to levels not seen since the 1990 - 1991 recession. Well before September 11, 2001, capital investment dropped sharply as corporations looked to reduce costs and questioned previously forecasted returns on their earlier spending efforts. Prior to September 11, industrial sector performance implied recession but buoyant consumer activity kept the overall economy afloat. The housing market remained firm, spurred by the lower interest rate environment. Meanwhile, consumer spending on soft and durable goods remained steady, regardless of the fact that layoffs rose to a 30-month high during the period and that the market sell-off shrank the accumulated wealth of the population at large - arguably reducing or even reversing the positive "wealth-effect" of recent years. Following the September 11, 2001 attacks, consumer confidence levels fell to a seven-year low, giving further credence to the existence of a recession in the United States.


Fiscal Year in Review
For the 12-month period ended October 31, 2001, the Fund performed well as compared to its Reference Portfolio and its Lipper peer group of Global Flexible Funds. During the year ended October 31, 2001, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +1.52%, +0.47, +0.42% and +1.27%, respectively. The Fund outperformed the Reference Portfolio, which returned -11.30% for the same 12-month period. The Fund's return exceeded the return of each equity component of its Reference Portfolio, but lagged the returns of the fixed-income components of its Reference Portfolio for the period. Specifically, for the one-year period ended October 31, 2001, the Reference Portfolio's components performed as follows: the unmanaged S&P 500 Index returned -24.90%; the unmanaged Financial Times/S&P - Actuaries World Index (Ex-US) returned -24.35%; the Merrill Lynch Treasury Index GA05 returned +14.81%; and the unmanaged Salomon Brothers World Government Bond Index (Ex-US) returned +8.89%.

One of our goals in managing the Fund is to perform relatively well during periods of market weakness. We were pleased that we were able to do so for this period. The Fund's outperformance of its benchmark and most world equity markets for the 12-month period was in large part because of the relative performance of its US stock holdings. During the 12-month period ended October 31, 2001, the Fund's US stock weighting increased from 36.2% to 38.7% of net assets. The Fund's Pacific Basin equity exposure increased from 14.8% to 15.8% of net assets at October 31, 2001. Its European equity weighting increased from 10.4% of net assets to 12.1% of net assets. Approximately 5.7% of the Fund's net assets were invested in convertible securities as of October 31, 2001, which are reported as part of the Fund's fixed-income securities, although some of these securities tend to perform somewhat like equities.

As we discussed in our last letter to shareholders dated
April 30, 2001, during the first six months of the fiscal year ended October 31, 2001 the Fund's underweighted position in technology stocks helped cushion relative performance as that sector declined dramatically. The Fund's position in more value-oriented companies contributed to its outperforming both the benchmark index and its Lipper peer group throughout the first six months of the year. We took profits in some of the Fund's more traditional value-oriented holdings late in calendar year 2000 and in January and February of 2001. In the spring of 2001, we took advantage of lower prices and more attractive valuations of US technology companies and more than doubled the Fund's exposure to US technology equities from 4.0% as of October 31, 2000 to 8.3% of net assets as of April 30, 2001. With the exception of the Fund's weighting in domestic technology stocks, its overall asset mix changed very little during the first six months of the period. This positioning of the assets of the Fund was effective throughout the volatility and ultimate decline of most markets in the first half of this year.

Following our adjustment to the Fund's technology exposure, changes to the Fund's asset mix were minor during the late spring and summer of 2001. We reduced the Fund's exposure in US equities from 41.8% on April 30, 2001 to 36.6% of net assets by July 31, 2001 and reduced its European fixed-income exposure from 9.7% to 3.7% of net assets for the same period. The decline in equity exposure was partly a result of sales, particularly in energy and energy services stocks, and partly a result of market decline, particularly in technology and telecommunications stocks. During this period, we took advantage of lower prices and more attractive valuations by adding several new US corporate bonds. The Fund's exposure to US corporate bonds increased from 3.5% on April 30, 2001 to 4.7% of net assets on July 31, 2001. The Fund's cash position more than doubled from 4.9% to 12.9% of net assets, mostly because of bond positions that matured. Our overweighting in cash in the late summer of 2001 aided the relative performance of the Fund through the tumultuous late summer and early fall.

In the last three months of the fiscal year, we took advantage of lower equity prices and committed some cash to the market. Notably, in September we added European equity market exposure by buying individual securities and stock index futures, thereby reducing a long time underweighting in European stock markets. Consequently, the Fund's cash reserves were reduced from 12.9% of net assets on July 31, 2001 to 8.3% of net assets at the period's end. This compares to cash of 8.2% of net assets at the beginning of the 12-month period. The Fund's US corporate bond portfolio ended the year at 13.8% of net assets.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


Portfolio Matters
With 66.6% of net assets invested in equities at October 31, 2001, the Fund is overweight compared to its Reference Portfolio equity weighting of 60%. US equity holdings represented 38.7% of net assets, European stocks represented 12.1% of net assets and Pacific Basin stocks accounted for 15.8% of net assets. The Fund was underweight in fixed-income securities with 25.1% of the Fund invested in bonds worldwide as compared to its Reference Portfolio weighting of 40%. This includes 5.7% of net assets held in convertible securities, and 13.8% that is invested in fixed-income securities of US issuers denominated in US dollars, as well as 3.8% of net assets that is invested in non-US dollar denominated fixed-income securities. On October 31, 2001, the Fund's net weighting in the US dollar was 67.9%, including both US dollar-denominated assets and the portion of non-US assets hedged back into dollars. This exposure was lower than the 72.7% weighting in the US dollar at the beginning of the period. The Fund's exposure to the euro increased from 15.8% of net assets on October 31, 2000 to 18.3% of net assets by October 31, 2001.


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc. during what has been one of the most challenging market environments in the Fund's history. We look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and Portfolio Manager



(Dennis Stattman)
Dennis Stattman
Vice President and Portfolio Manager



December 12, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


OVERALL ASSET EXPOSURE (unaudited)

As of October 31, 2001

                                                     Percent of Fund's Net Assets      Reference Portfolio
                                                        10/31/01       4/30/01             Percentages
North & South American Equities                           38.7%          41.8%                 36.0%
European Equities                                         12.1            9.7                  11.0
Pacific Basin Equities                                    15.8           15.3                  13.0

Total Equities                                            66.6*          66.8*                 60.0


US Dollar Denominated Fixed-Income Securities             21.3           20.3                  24.0
   US Issuers                                             13.8           12.9                  --
   Non-US Issuers                                          7.5            7.4                  --
Non-US Dollar Denominated Fixed-Income Securities          3.8            8.0                  16.0

Total Fixed-Income Securities                             25.1++         28.3++                40.0


Cash & Cash Equivalents                                    8.3**          4.9**                --

*Includes value of Financial Futures Contracts.
**Cash &Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
++Includes Preferred Stock.


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


PERFORMANCE DATA (concluded)


Total Return
Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc++ Class A and Class B Shares* compared to a similar investment in Financial Times/Standard & Poor's Actuaries World Index++++. Values illustrated are as follows :


Global Allocation Fund, Inc++
Class A Shares*

Date                                Value

October 1991                     $ 9,475.00
October 1992                     $10,591.00
October 1993                     $12,986.00
October 1994                     $13,264.00
October 1995                     $15,228.00
October 1996                     $17,940.00
October 1997                     $20,825.00
October 1998                     $19,902.00
October 1999                     $25,136.00
October 2000                     $27,700.00
October 2001                     $28,121.00


Global Allocation Fund, Inc++
Class B Shares*

Date                                Value

October 1991                     $10,000.00
October 1992                     $11,064.00
October 1993                     $13,434.00
October 1994                     $13,586.00
October 1995                     $15,426.00
October 1996                     $18,004.00
October 1997                     $20,672.00
October 1998                     $19,562.00
October 1999                     $24,468.00
October 2000                     $26,682.00
October 2001                     $26,807.00


Financial Times/Standard & Poor's
Actuaries World Index++++.

Date                                Value

October 1991                     $10,000.00
October 1992                     $ 8,529.00
October 1993                     $11,684.00
October 1994                     $13,007.00
October 1995                     $12,813.00
October 1996                     $14,270.00
October 1997                     $14,853.00
October 1998                     $15,724.00
October 1999                     $19,906.00
October 2000                     $19,530.00
October 2001                     $14,775.00



A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc++ Class C and Class D Shares* compared to a similar investment in Financial Times/Standard & Poor's Actuaries World Index++++. Values illustrated are as follows :


Global Allocation Fund, Inc++
Class C Shares*

Date                                Value

10/21/1994                       $10,000.00
October 1994                     $10,000.00
October 1995                     $11,358.00
October 1996                     $13,253.00
October 1997                     $15,220.00
October 1998                     $14,401.00
October 1999                     $18,008.00
October 2000                     $19,641.00
October 2001                     $19,723.00


Global Allocation Fund, Inc++
Class D Shares*

Date                                Value

10/21/1994                       $ 9,475.00
October 1994                     $ 9,482.00
October 1995                     $10,850.00
October 1996                     $12,759.00
October 1997                     $14,770.00
October 1998                     $14,086.00
October 1999                     $17,750.00
October 2000                     $19,500.00
October 2001                     $19,748.00


Financial Times/Standard & Poor's
Actuaries World Index++++.

Date                                Value

10/21/1994                       $10,000.00
October 1995                     $ 9,850.00
October 1996                     $10,970.00
October 1997                     $11,418.00
October 1998                     $12,088.00
October 1999                     $15,303.00
October 2000                     $15,014.00
October 2001                     $11,359.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Allocation Fund, Inc. invests in a portfolio of US and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
Past results shown should not be considered a representation of future performance.


Average Annual
Total Return

                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                     -2.78%         -7.88%
Five Years Ended 9/30/01                  + 9.00         + 7.83
Ten Years Ended 9/30/01                   +11.27         +10.67

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 9/30/01                     -3.79%         -7.11%
Five Years Ended 9/30/01                  + 7.89         + 7.67
Ten Years Ended 9/30/01                   +10.13         +10.13

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 9/30/01                     -3.84%         -4.67%
Five Years Ended 9/30/01                  + 7.87         + 7.87
Inception (10/21/94) through 9/30/01      + 9.80         + 9.80

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                     -3.10%         -8.19%
Five Years Ended 9/30/01                  + 8.72         + 7.55
Inception (10/21/94) through 9/30/01      +10.67         + 9.81

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results

                                                                                                    Ten Years/
                                                           6-Month            12-Month           Since Inception
As of October 31, 2001                                   Total Return       Total Return           Total Return
ML Global Allocation Fund, Inc.--Class A Shares*            - 7.15%            + 1.52%               +196.82%
ML Global Allocation Fund, Inc.--Class B Shares*            - 7.68             + 0.47                +168.04
ML Global Allocation Fund, Inc.--Class C Shares*            - 7.68             + 0.42                 +97.23
ML Global Allocation Fund, Inc.--Class D Shares*            - 7.28             + 1.27                +108.43
US Stocks: Standard & Poor's 500 Index**                    -14.60             -24.91            +232.36/+153.18
Non-US Stocks: Financial Times/Standard & Poor's--
Actuaries World Index (Ex-US)***                            -17.94             -24.35             +53.45/+13.60
US Bonds: ML Treasury Index GA05****                        + 8.03             +14.81             +96.86/+70.19
Non-US Bonds: Salomon Brothers World Government
Bond Index (Ex-US)*****                                     + 6.69             + 8.89             +86.79/+41.33

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
***An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
*****An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held              Common Stocks                       Cost          Value     Net Assets
Argentina    Banks                467,900   BBVA Banco Frances SA (ADR)++ (USD)      $   11,254,989   $    3,995,866   0.1%

                                            Total Common Stocks in Argentina             11,254,989        3,995,866    0.1


Australia    Food Products      5,566,000   Goodman Fielder Limited                       5,875,419        3,960,131    0.1

             Metals &          11,361,954   BHP Billiton Limited                         55,300,906       51,197,851    0.9
             Mining            10,321,100   Normandy Mining Limited                       8,253,188        7,291,238    0.1
                                1,422,935   OneSteel Limited                                579,206          723,039    0.0
                                8,265,000   WMC Limited                                  27,620,232       38,910,942    0.6
                                                                                     --------------   --------------   ----
                                                                                         91,753,532       98,123,070    1.6

             Real Estate        2,229,404   Lend Lease Corporation Limited               18,820,504       12,535,399    0.2

                                            Total Common Stocks in Australia            116,449,455      114,618,600    1.9


Bermuda      Insurance            800,000   ACE Limited                                  13,738,894       28,200,000    0.5
                                  100,000   XL Capital Ltd. (Class A)                     4,148,446        8,686,000    0.1
                                                                                     --------------   --------------   ----

                                            Total Common Stocks in Bermuda               17,887,340       36,886,000    0.6


Brazil       Diversified           32,491   Tele Norte Leste Participacoes SA
             Telecommunication              (ADR)++ (USD)                                   283,218          330,109    0.0
             Services             276,000   Telecomunicacoes Brasileiras
                                            SA-Telebras (Preferred Block)
                                            (ADR)++ (USD)                                11,455,396        7,151,160    0.1
                                                                                     --------------   --------------   ----
                                                                                         11,738,614        7,481,269    0.1

             Oil & Gas              5,210   Petroleo Brasileiro SA--Petrobras                98,037          103,483    0.0
                                  650,000   Petroleo Brasileiro SA--Petrobras
                                            (ADR)++ (USD)                                15,723,408       13,000,000    0.2
                                                                                     --------------   --------------   ----
                                                                                         15,821,445       13,103,483    0.2

             Paper & Forest         9,740   Aracruz Celulose SA (ADR)++ (USD)               140,163          170,450    0.0
             Products

                                            Total Common Stocks in Brazil                27,700,222       20,755,202    0.3


Canada       Communications       300,000   Nortel Networks Corporation                   1,752,000        1,743,000    0.0
             Equipment

             Metals & Mining      800,000   Inco Limited (USD)(c)                        15,029,476       10,912,000    0.2

             Multiline          1,365,500   Hudson's Bay Company                         13,640,358       12,092,068    0.2
             Retail

             Real Estate          950,000   TrizecHahn Corporation                       14,492,355       15,190,500    0.2

             Wireless           1,846,500   Rogers Wireless Communications
             Telecommunication              Inc. 'B' (USD)(c)                            33,259,332       22,158,000    0.4
             Services

                                            Total Common Stocks in Canada                78,173,521       62,095,568    1.0


Denmark      Commercial           140,321   ISS A/S (c)                                   8,258,838        6,618,995    0.1
             Services &
             Supplies

             Diversified          355,000   TDC A/S                                      12,205,595       12,194,148    0.2
             Telecommunication
             Services

                                            Total Common Stocks in Denmark               20,464,433       18,813,143    0.3


Finland      Communications       288,505   Nokia Oyj 'A'                                 7,059,128        6,036,465    0.1
             Equipment            100,000   Nokia Oyj 'A' (ADR)++ (USD)                   1,495,020        2,051,000    0.0
                                                                                     --------------   --------------   ----
                                                                                          8,554,148        8,087,465    0.1

             Paper & Forest       505,041   Metsa-Serla Oyj 'B'                           3,798,799        3,134,195    0.1
             Products             446,414   Stora Enso Oyj 'R'                            3,752,060        5,428,149    0.1
                                                                                     --------------   --------------   ----
                                                                                          7,550,859        8,562,344    0.2

                                            Total Common Stocks in Finland               16,105,007       16,649,809    0.3


France       Automobiles          326,242   PSA Peugeot Citroen                          11,336,895       13,267,155    0.2

             Banks                177,221   BNP Paribas SA                               10,341,227       14,749,161    0.2

             Building Products     72,313   Compagnie de Saint Gobain                     9,392,263       10,062,943    0.2

             Communications       244,500   Alcatel (ADR)++ (USD)                         4,208,043        3,650,385    0.1
             Equipment

             Construction          78,225   Lafarge SA (Ordinary)                         7,135,157        6,954,131    0.1
             Materials

             Diversified          102,922   Eurazeo                                       3,819,974        5,279,370    0.1
             Financials

             Hotels,              110,993   Accor SA                                      2,819,387        3,486,003    0.1
             Restaurants &
             Leisure


             Metals & Mining      455,042   Usinor SA                                     5,074,282        4,795,319    0.1

             Multi-Utilities      240,496   Suez SA                                       7,693,696        7,566,353    0.1

             Oil & Gas            114,027   TotalFinaElf SA 'B'                          16,312,980       16,021,843    0.3

             Pharmaceuticals      292,080   Aventis SA                                   16,455,065       21,506,500    0.3

                                            Total Common Stocks in France                94,588,969      107,339,163    1.8


Germany      Banks                133,305   Bayerische Hypo-und Vereinsbank AG            5,250,457        4,058,292    0.1
                                  203,400   Bayerische Hypo-und Vereinsbank AG            6,298,337        6,430,404    0.1
                                                                                     --------------   --------------   ----
                                                                                         11,548,794       10,488,696    0.2

             Chemicals            307,697   Bayer AG                                     11,814,835        9,034,852    0.1
                                   65,708   Henkel KGaA                                   2,903,091        3,610,175    0.1
                                  150,043   Kloeckner-Werke AG                            1,084,227        2,432,587    0.0
                                                                                     --------------   --------------   ----
                                                                                         15,802,153       15,077,614    0.2

             Diversified          329,395   Deutsche Telekom AG (Registered Shares)      10,825,322        5,073,332    0.1
             Telecommunication
             Services

             Electric Utilities   336,247   E.On AG                                      19,053,651       17,565,745    0.3

             Metals & Mining      252,363   Thyssen Krupp AG                              5,054,166        2,716,275    0.0

                                            Total Common Stocks in Germany               62,284,086       50,921,662    0.8


Hong Kong    Diversified        1,133,659   HSBC Holdings PLC (c)                         6,688,836       12,281,306    0.2
             Financials

             Industrial         2,820,950   Hutchison Whampoa Limited                    13,781,517       22,784,596    0.4
             Conglomerates

                                            Total Common Stocks in Hong Kong             20,470,353       35,065,902    0.6


Portfolio
Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS      Argentinean Peso
CHF      Swiss Franc
DEM      German Deutschemark
EUR      Euro
FRF      French Franc
GBP      Great Britain Pound
JPY      Japanese Yen
NZD      New Zealand Dollar
SEK      Swedish Kroner
USD      United States Dollar



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held              Common Stocks                       Cost          Value     Net Assets
Indonesia    Paper & Forest     2,700,000   Asia Pacific Resources International
             Products                       Holdings Ltd. 'A' (c)                    $    7,030,787   $      135,000   0.0%

             Tobacco           71,010,000   PT Hanjaya Mandala Sampoerna Tbk             19,515,056       20,336,993    0.3

                                            Total Common Stocks in Indonesia             26,545,843       20,471,993    0.3


Ireland      Banks              1,516,599   Bank of Ireland                              10,482,087       13,564,387    0.2

             Diversified          388,949   Irish Life & Permanent PLC                    4,049,247        4,116,334    0.1
             Financials

                                            Total Common Stocks in Ireland               14,531,334       17,680,721    0.3


Israel       Communications     2,820,000   ECI Telecom Limited (US Registered
             Equipment                      Shares)(USD)                                 22,123,816        7,388,400    0.1

             Internet             100,000   Check Point Software
             Software &                     Technologies Ltd. (c)                         2,589,460        2,951,000    0.1
             Services

                                            Total Common Stocks in Israel                24,713,276       10,339,400    0.2


Italy        Banks              4,816,743   Intesa BCI SpA                               17,694,723       11,279,945    0.2

             Diversified        1,826,495   Telecom Italia SpA (Registered                6,918,512        8,850,767    0.1
             Telecommunication              Shares)
             Services

             Insurance            361,013   Assicurazioni Generali                       10,385,070        9,901,256    0.2

             Oil & Gas          1,202,411   ENI SpA                                      14,865,629       15,075,521    0.2

                                            Total Common Stocks in Italy                 49,863,934       45,107,489    0.7


Japan        Automobiles        3,282,000   Suzuki Motor Corporation                     30,510,247       33,703,476    0.6

             Banks              1,296,000   The Sumitomo Bank, Ltd.                      10,835,313        8,014,967    0.1

             Beverages              1,500   Coca-Cola Central Japan Co., Ltd. (c)        15,603,941       10,600,057    0.2
                                  593,100   Coca-Cola West Japan Company Limited         12,212,949       12,452,653    0.2
                                  603,000   Hokkaido Coca-Cola Bottling Co., Ltd.         8,131,905        4,019,836    0.0
                                  691,000   Kinki Coca-Cola Bottling Co., Ltd.           10,472,103        6,023,422    0.1
                                1,143,000   Mikuni Coca-Cola Bottling                    15,815,229       10,915,951    0.2
                                                                                     --------------   --------------   ----
                                                                                         62,236,127       44,011,919    0.7

             Construction &     1,157,000   Chudenko Corporation                         30,014,026       17,987,590    0.3
             Engineering

             Containers &       1,000,000   Toyo Seikan Kaisha, Ltd.                     22,750,083       13,030,513    0.2
             Packaging

             Diversified        3,720,000   Daiwa Securities Group Inc.                  13,118,782       24,312,732    0.4
             Financials           927,000   Kokusai Securities Co., Ltd.                  7,739,975        5,793,513    0.1
                                    2,326   Mizuho Holdings, Inc.                         7,030,922        7,030,922    0.1
                                  835,000   The Nomura Securities Co., Ltd.              11,012,965       10,982,803    0.2
                                1,720,000   Shinko Securities Co., Ltd.                   4,377,152        3,063,274    0.0
                                                                                     --------------   --------------   ----
                                                                                         43,279,796       51,183,244    0.8

             Diversified              740   Nippon Telegraph & Telephone
             Telecommunication              Corporation (NTT)                            11,492,964        3,046,934    0.1
             Services

             Electrical         3,018,000   Kinden Corporation                           33,535,540       17,037,196    0.3
             Equipment

             Electronic         1,299,000   Hitachi Ltd.                                  9,381,584        8,861,280    0.2
             Equipment &          103,000   Murata Manufacturing Co., Ltd.                3,081,369        6,462,481    0.1
             Instruments                                                             --------------   --------------   ----
                                                                                         12,462,953       15,323,761    0.3

             Hotels,              568,500   Mos Food Service, Inc.                       10,290,168        4,063,866    0.1
             Restaurants &        618,000   Ohsho Food Service                           10,180,663        4,867,056    0.1
             Leisure                                                                 --------------   --------------   ----
                                                                                         20,470,831        8,930,922    0.2

             Household             71,000   Sangetsu Co., Ltd.                            2,084,989        1,026,674    0.0
             Durables

             Insurance          8,998,600   Aioi Insurance Company, Limited              36,414,996       29,038,413    0.5
                                1,179,000   The Dowa Fire & Marine Insurance
                                            Co., Ltd.                                     3,063,032        5,721,384    0.1
                               15,117,350   Mitsui Marine and Fire Insurance
                                            Company, Ltd.                                78,676,324       83,981,847    1.4
                                6,211,000   The Nichido Fire & Marine Insurance
                                            Co., Ltd.                                    32,002,798       34,859,336    0.6
                               13,489,000   The Nippon Fire & Marine Insurance
                                            Co., Ltd.                                    54,344,664       50,691,884    0.8
                                  999,000   The Nisshin Fire and Marine Insurance
                                            Company, Limited                              2,688,731        2,244,394    0.0
                                2,804,000   The Tokio Marine & Fire Insurance
                                            Co. Ltd.                                     29,620,271       22,930,469    0.4
                                8,204,000   The Yasuda Fire & Marine Insurance
                                            Co. Ltd.                                     39,745,679       58,913,574    0.9
                                                                                     --------------   --------------   ----
                                                                                        276,556,495      288,381,301    4.7

             Machinery          7,000,000   Kawasaki Heavy Industries Ltd. (c)           18,046,884        7,205,588    0.1
                                6,622,000   Mitsubishi Heavy Industries, Ltd.            36,030,417       22,288,828    0.4
                                                                                     --------------   --------------   ----
                                                                                         54,077,301       29,494,416    0.5

             Multiline            460,000   Ito-Yokado Co., Ltd.                         21,319,319       20,293,289    0.3
             Retail

             Office               707,000   Canon, Inc.                                   9,065,660       20,562,232    0.3
             Electronics

             Pharmaceuticals    1,261,000   Sankyo Company, Ltd.                         28,124,373       24,518,443    0.4
                                  384,000   Taisho Pharmaceutical Company, Ltd.           7,984,458        7,607,532    0.1
                                                                                     --------------   --------------   ----
                                                                                         36,108,831       32,125,975    0.5

                                            Total Common Stocks in Japan                676,800,475      604,154,409    9.9


Mexico       Beverages            250,100   Fomento Economico Mexicano,
                                            SA de CV (ADR)++ (USD)                        7,688,881        7,753,100    0.1

             Food Products        700,000   Grupo Industrial Maseca SA de CV
                                            (ADR)++ (USD)                                 7,969,925        2,520,000    0.0

             Media                555,000   Grupo Televisa SA (ADR)++ (USD)(c)           20,959,838       16,899,750    0.3

                                            Total Common Stocks in Mexico                36,618,644       27,172,850    0.4


Netherlands  Banks                468,240   ABN AMRO Holding NV                           7,194,189        7,152,774    0.1

             Chemicals            383,369   Akzo Nobel NV                                13,460,277       15,728,436    0.3

             Commercial           589,004   Buhrmann NV                                   7,689,765        3,718,916    0.1
             Services &           272,795   Vedior NV 'A'                                 3,543,570        2,506,206    0.0
             Supplies                                                                --------------   --------------   ----
                                                                                         11,233,335        6,225,122    0.1

             Diversified          477,076   ING Groep NV                                  8,581,783       11,902,755    0.2
             Financials

             Household            393,212   Koninklijke (Royal) Philips                   7,878,205        8,939,151    0.2
             Durables                       Electronics NV

             Media                258,197   Wolters Kluwer NV 'A'                         5,540,006        5,423,253    0.1

             Oil & Gas            287,459   Royal Dutch Petroleum Company                17,728,418       14,628,659    0.2

             Trading               98,666   Hagemeyer NV                                  2,104,889        1,413,009    0.0
             Companies &
             Distributors

                                            Total Common Stocks in the Netherlands       73,721,102       71,413,159    1.2


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held              Common Stocks                       Cost          Value     Net Assets
New Zealand  Gas Utilities        408,784   Natural Gas Corporation Holdings
                                            Limited                                  $      262,807   $      217,735   0.0%

                                            Total Common Stocks in New Zealand              262,807          217,735    0.0


Philippines  Diversified        9,123,148   Ayala Corporation                             1,948,253          772,702    0.0
             Financials

                                            Total Common Stocks in the Philippines        1,948,253          772,702    0.0


Portugal     Banks              2,404,542   Banco Comercial Portugues, SA (BCP)
                                            (Registered Shares)(c)                        7,048,101        9,529,392    0.1

             Electric           1,956,305   Electricidade de Portugal, SA (EDP)           5,042,976        4,704,657    0.1
             Utilities
                                            Total Common Stocks in Portugal              12,091,077       14,234,049    0.2


Russia       Communications        47,330   Metromedia International
             Equipment                      (Warrants)(h)(USD)                                    0              473    0.0
                                   47,330   Metromedia International
                                            (Warrants)(h)(USD)                              111,750              473    0.0
                                   11,880   Metromedia International
                                            (Warrants)(h)(USD)                               30,855              119    0.0
                                                                                     --------------   --------------   ----

                                            Total Common Stocks in Russia                   142,605            1,065    0.0


South        Paper & Forest       900,000   Sappi Limited (ADR)++ (USD)                   7,443,755        8,586,000    0.1
Africa       Products

                                            Total Common Stocks in South Africa           7,443,755        8,586,000    0.1


South        Diversified           81,262   Fidelity Advisor Korea Fund
Korea        Financials                     (Class A)(USD)(c)                               708,885          537,954    0.0

             Diversified        2,050,500   Korea Telecom Corporation
             Telecommunication              (ADR)++ (USD)                                41,663,175       42,732,420    0.7
             Services

             Metals &             525,000   Pohang Iron & Steel Company Ltd.             22,371,025       36,081,081    0.6
             Mining             1,450,000   Pohang Iron & Steel Company Ltd.
                                            (ADR)++ (USD)                                23,878,533       24,867,500    0.4
                                                                                     --------------   --------------   ----
                                                                                         46,249,558       60,948,581    1.0

             Semiconductor            570   Samsung Electronics                              41,248           76,367    0.0
             Equipment &
             Products

             Wireless              18,840   SK Telecom Co., Ltd.                            805,981        3,571,598    0.1
             Telecommunication    361,650   SK Telecom Co., Ltd. (ADR)++ (USD)(g)         5,077,533        7,623,582    0.1
             Services                                                                --------------   --------------   ----
                                                                                          5,883,514       11,195,180    0.2

                                            Total Common Stocks in South Korea           94,546,380      115,490,502    1.9


Spain        Banks                149,000   Banco Santander Central Hispano
                                            SA (ADR)++ (USD)                              1,527,250        1,151,770    0.0

             Diversified          911,887   Telefonica SA (c)                            13,329,391       10,956,631    0.2
             Telecommunication    165,938   Telefonica SA (ADR)++ (USD)(c)               10,078,084        5,885,821    0.1
             Services                                                                --------------   --------------   ----
                                                                                         23,407,475       16,842,452    0.3

             Electric             866,688   Endesa SA                                    15,866,665       13,270,640    0.2
             Utilities

             Oil & Gas            547,577   Repsol-YPF, SA                                9,941,847        7,940,562    0.1

                                            Total Common Stocks in Spain                 50,743,237       39,205,424    0.6


Sweden       Banks              1,035,458   Skandinaviska Enskilda
                                            Banken (SEB) 'A'                             10,612,289        7,935,253    0.1

             Communications     1,017,347   Telefonaktiebolaget LM
             Equipment                      Ericsson AB 'B'                               8,445,224        4,419,588    0.1

             Household            695,130   Electrolux AB 'B'                             9,320,468        8,366,555    0.1
             Durables

             Machinery            201,100   Volvo AB 'B'                                  2,383,562        2,798,623    0.1

                                            Total Common Stocks in Sweden                30,761,543       23,520,019    0.4


Switzerland  Diversified           19,328   Zurich Financial Services AG                  8,913,807        4,426,892    0.1
             Financials

             Diversified           16,017   Swisscom AG (Registered Shares)(c)            4,573,526        4,448,349    0.1
             Telecommunication
             Services

             Pharmaceuticals      378,956   Novartis AG (Registered Shares)              14,524,169       14,191,414    0.2
                                  189,278   Roche Holding AG                             16,994,148       13,127,401    0.2
                                                                                     --------------   --------------   ----
                                                                                         31,518,317       27,318,815    0.4

                                            Total Common Stocks in Switzerland           45,005,650       36,194,056    0.6


United       Aerospace &        1,381,593   British Aerospace PLC                         6,005,017        6,710,897    0.1
Kingdom      Defense            1,775,606   Rolls-Royce PLC                               5,030,715        3,860,484    0.1
                                                                                     --------------   --------------   ----
                                                                                         11,035,732       10,571,381    0.2

             Banks                480,940   Abbey National PLC                            6,441,224        7,155,180    0.1
                                  637,433   Barclays PLC                                 14,392,049       19,189,289    0.3
                                1,055,293   HSBC Holdings PLC                            12,257,530       11,564,060    0.2
                                  760,476   Lloyds TSB Group PLC                          7,453,879        7,675,364    0.1
                                                                                     --------------   --------------   ----
                                                                                         40,544,682       45,583,893    0.7

             Commercial         2,120,969   Chubb PLC                                     6,933,153        4,326,047    0.1
             Services &
             Supplies

             Construction       1,035,118   Hanson PLC                                    5,528,939        7,090,303    0.1
             Materials

             Diversified        2,339,350   British Telecommunications PLC               20,288,577       11,839,366    0.2
             Telecommunication
             Services

             Food & Drug        1,370,358   Boots Company PLC                            11,110,683       12,057,115    0.2
             Retailing          2,007,632   J Sainsbury PLC                              10,400,470       10,978,069    0.2
                                  725,631   Safeway PLC                                   3,953,148        3,693,498    0.0
                                                                                     --------------   --------------   ----
                                                                                         25,464,301       26,728,682    0.4

             Food Products      2,781,867   Unilever PLC                                 15,582,756       20,208,118    0.3

             Hotels,              538,364   Six Continents PLC                            6,180,078        4,893,392    0.1
             Restaurants &
             Leisure

             Insurance            577,428   CGNU PLC                                      7,859,360        6,927,967    0.1
                                  735,324   Prudential Corporation PLC                    9,710,892        7,699,548    0.2
                                  417,938   Royal & Sun Alliance Insurance
                                            Group PLC                                     2,715,124        2,273,199    0.0
                                                                                     --------------   --------------   ----
                                                                                         20,285,376       16,900,714    0.3

             Metals & Mining      564,430   Anglo American PLC                            7,355,064        7,223,485    0.1

             Multiline Retail     700,009   Kingfisher PLC                                5,432,342        3,257,674    0.0

             Oil & Gas          2,046,720   BP Amoco PLC                                 14,254,737       16,519,824    0.3

             Specialty Retail     301,675   Signet Group PLC (ADR)++ (USD)                  461,861        7,768,131    0.1

             Transportation       668,848   BAA PLC                                       5,305,079        5,345,018    0.1
             Infrastructure


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held              Common Stocks                       Cost          Value     Net Assets
United       Wireless           6,703,149   Vodafone Group PLC                       $   17,405,554   $   15,499,939   0.3%
Kingdom      Telecommunication
(concluded)  Services
                                            Total Common Stocks in the
                                            United Kingdom                              202,058,231      203,755,967    3.3


United       Aerospace & Defense  600,000   Honeywell International Inc.                 20,296,349       17,730,000    0.3
States
             Air Freight &        726,600   Airborne, Inc.                               10,443,861        7,258,734    0.1
             Couriers             222,900   FedEx Corp. (c)                               9,025,848        9,156,732    0.2
                                                                                     --------------   --------------   ----
                                                                                         19,469,709       16,415,466    0.3

             Auto Components      650,000   The Goodyear Tire & Rubber Company           13,269,650       12,109,500    0.2

             Automobiles          100,000   Ford Motor Company                            1,495,000        1,605,000    0.0
                                   65,000   General Motors Corporation                    2,638,851        2,685,800    0.0
                                                                                     --------------   --------------   ----
                                                                                          4,133,851        4,290,800    0.0

             Banks                 50,000   Bank of America Corporation                   2,797,875        2,949,500    0.0
                                  118,922   Beneficial Interest in the
                                            Liquidating Trust of Geotek
                                            Communications, Inc.(Units)(l)                        0          356,766    0.0
                                3,710,433   Golden State Bancorp Inc.
                                            "Litigation Tracking" (Warrants)(h)           6,126,457        4,638,041    0.1
                                  900,000   KeyCorp                                      13,025,874       19,134,000    0.3
                                  250,000   Riggs National Corporation                    2,547,796        3,537,500    0.1
                                  742,900   Santander BanCorp                            11,467,638       14,412,260    0.2
                                                                                     --------------   --------------   ----
                                                                                         35,965,640       45,028,067    0.7

             Chemicals            250,000   E.I. du Pont de Nemours and Company           8,593,363        9,997,500    0.2

             Commercial         1,300,000   Cendant Corporation (c)                      15,103,635       16,848,000    0.3
             Services &         1,290,400   Information Resources, Inc. (c)              10,978,997        9,342,496    0.2
             Supplies             450,000   TeleTech Holdings, Inc. (c)                   3,296,099        3,595,500    0.0
                                  300,000   Waste Management, Inc.                        4,196,720        7,350,000    0.1
                                                                                     --------------   --------------   ----
                                                                                         33,575,451       37,135,996    0.6

             Communications     1,300,000   3Com Corporation (c)                          6,611,014        5,382,000    0.1
             Equipment          1,875,000   ADC Telecommunications, Inc. (c)             17,806,964        8,550,000    0.1
                                   21,000   CIENA Corporation (c)                           342,090          341,250    0.0
                                  525,000   Cisco Systems, Inc. (c)                       7,660,620        8,877,750    0.2
                                  835,000   Corning Incorporated                         12,470,774        6,730,100    0.1
                                  130,000   JDS Uniphase Corporation (c)                  1,042,600        1,038,700    0.0
                                  900,000   Lucent Technologies Inc. (c)                  5,735,700        6,030,000    0.1
                                  914,000   Motorola, Inc.                               14,648,600       14,962,180    0.3
                                  296,000   QUALCOMM Incorporated (c)                     9,511,211       14,539,520    0.2
                                  142,000   Scientific-Atlanta, Inc.                      2,555,480        2,963,540    0.1
                                  564,000   Tellabs, Inc. (c)                            16,606,070        7,698,600    0.1
                                   31,000   Terayon Communication
                                            Systems, Inc. (c)                               352,780          350,920    0.0
                                                                                     --------------   --------------   ----
                                                                                         95,343,903       77,464,560    1.3

             Computers &          852,700   Compaq Computer Corporation                   8,267,435        7,461,125    0.1
             Peripherals          700,000   EMC Corporation (c)                          18,152,215        8,624,000    0.1
                                  185,000   Electronics for Imaging, Inc. (c)             2,863,526        3,640,800    0.1
                                  625,000   Hewlett-Packard Company                      10,980,263       10,518,750    0.2
                                  700,000   Sun Microsystems, Inc. (c)                    6,874,165        7,105,000    0.1
                                                                                     --------------   --------------   ----
                                                                                         47,137,604       37,349,675    0.6

             Construction &       741,200   Foster Wheeler Ltd.                           3,967,620        3,743,060    0.1
             Engineering        1,523,500   McDermott International, Inc. (c)            11,766,448       16,149,100    0.3
                                  125,000   Quanta Services, Inc. (c)                     1,519,963        1,900,000    0.0
                                                                                     --------------   --------------   ----
                                                                                         17,254,031       21,792,160    0.4

             Containers &       2,100,000   Crown Cork & Seal Company, Inc.              16,457,955        3,822,000    0.0
             Packaging            200,000   Sonoco Products Company                       3,410,000        4,694,000    0.1
                                                                                     --------------   --------------   ----
                                                                                         19,867,955        8,516,000    0.1

             Diversified          275,000   J.P. Morgan Chase & Co.                       9,864,728        9,724,000    0.2
             Financials

             Diversified          400,000   ALLTEL Corporation                           20,104,942       22,856,000    0.4
             Telecommunication    350,000   AT&T Corp.                                    9,558,587        5,337,500    0.1
             Services             900,000   Broadwing Inc. (c)                            8,608,380        8,334,000    0.1
                                1,793,100   General Communication, Inc.
                                            (Class A)(c)                                 11,522,200       20,835,822    0.3
                                1,000,000   McLeodUSA Incorporated
                                            (Class A)(c)                                  1,936,900          740,000    0.0
                               70,535,725   Metromedia Fiber Network
                                            (Warrants)(h)                                11,012,268       14,107,145    0.2
                                  450,000   SBC Communications Inc.                      18,482,390       17,149,500    0.3
                                  927,000   Sprint Corporation                           19,665,241       18,540,000    0.3
                                1,000,000   Williams Communications Group,
                                            Inc. (c)                                      1,651,200        1,670,000    0.0
                                  300,000   WorldCom, Inc. (c)                            6,259,074        4,035,000    0.1
                                  400,000   WorldCom, Inc. - MCI Group                    6,058,894        4,740,000    0.1
                                                                                     --------------   --------------   ----
                                                                                        114,860,076      118,344,967    1.9

             Electric             400,000   The AES Corporation (c)                       5,146,485        5,540,000    0.1
             Utilities            222,000   El Paso Electric Company (c)                  1,165,500        3,019,200    0.1
                                1,410,000   Niagara Mohawk Holdings Inc. (c)             22,129,837       25,267,200    0.4
                                                                                     --------------   --------------   ----
                                                                                         28,441,822       33,826,400    0.6

             Electrical           325,000   Benchmark Electronics, Inc. (c)               4,574,312        5,541,250    0.1
             Equipment

             Electronic           700,100   Agilent Technologies, Inc. (c)               24,909,387       15,591,227    0.3
             Equipment &          355,000   Cree, Inc. (c)                                5,570,275        6,372,250    0.1
             Instruments                                                             --------------   --------------   ----
                                                                                         30,479,662       21,963,477    0.4

             Energy               500,000   ENSCO International Incorporated             10,419,745        9,900,000    0.2
             Equipment &        1,300,000   Global Marine Inc. (c)                       19,952,425       20,930,000    0.3
             Service              599,800   Input/Output, Inc. (c)                        4,395,082        4,828,390    0.1
                                  750,000   Key Energy Services, Inc. (c)                 2,250,000        6,525,000    0.1
                                  300,000   Nabors Industries, Inc. (c)                   9,052,615        9,222,000    0.2
                                  400,000   Noble Drilling Corporation (c)(f)             7,757,829       12,220,000    0.2
                                  200,000   Patterson - UTI Energy, Inc. (c)              3,172,171        3,604,000    0.1
                                1,465,600   Rowan Companies, Inc. (c)                    18,792,413       24,753,984    0.4
                                  500,000   Schlumberger Limited                         29,446,930       24,210,000    0.4
                                  100,000   Transocean Sedco Forex Inc.                   3,059,930        3,015,000    0.0
                                  475,000   Veritas DGC Inc. (c)                          6,880,458        7,296,000    0.1
                                                                                     --------------   --------------   ----
                                                                                        115,179,598      126,504,374    2.1


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held              Common Stocks                       Cost          Value     Net Assets
United       Food Products      2,162,000   Tyson Foods, Inc. (Class A)              $   21,626,293   $   21,165,980   0.3%
States
(continued)  Health Care          336,300   Packard BioScience Company (c)                2,881,967        2,670,222    0.0
             Equipment &          100,000   Waters Corporation (c)                        2,383,107        3,549,000    0.1
             Supplies                                                                --------------   --------------   ----
                                                                                          5,265,074        6,219,222    0.1

             Health Care          525,000   Aetna Inc. (New Shares)                      17,658,485       14,511,000    0.3
             Providers &          200,000   Anthem, Inc. (c)                              7,200,000        8,376,000    0.2
             Services           3,250,000   Beverly Enterprises, Inc. (c)                11,175,899       24,342,500    0.4
                                  200,000   Humana Inc. (c)                               1,891,920        2,310,000    0.0
                                  100,000   Mid Atlantic Medical Services,
                                            Inc. (c)                                      1,798,504        1,855,000    0.0
                                  100,000   Oxford Health Plans, Inc. (c)                 1,008,330        2,356,000    0.0
                                  500,000   WebMD Corporation (c)                         2,508,443        2,275,000    0.0
                                                                                     --------------   --------------   ----
                                                                                         43,241,581       56,025,500    0.9

             Household          2,024,000   Metromedia International Group,
             Durables                       Inc. (c)                                     14,719,813        2,165,680    0.0

             Household            250,000   The Procter & Gamble Company                 15,636,935       18,445,000    0.3
             Products

             IT Consulting &      267,500   Unisys Corporation (c)                        2,911,181        2,388,775    0.0
             Services

             Industrial           600,000   General Electric Company                     23,162,998       21,846,000    0.4
             Conglomerates

             Insurance            479,900   The Allstate Corporation                      9,909,187       15,059,262    0.2
                                  437,000   Arch Capital Group Ltd. (c)                   7,106,563       10,269,500    0.2
                                1,169,000   Horace Mann Educators Corporation            15,717,043       22,152,550    0.4
                                  163,600   The Principal Financial Group,
                                            Inc. (c)                                      3,026,600        3,681,000    0.0
                                                                                     --------------   --------------   ----
                                                                                         35,759,393       51,162,312    0.8

             Machinery            300,000   Chicago Bridge & Iron Company
                                            NV (NY Registered Shares)                     4,853,250        6,525,000    0.1
                                  100,000   Deere & Company                               3,796,830        3,699,000    0.1
                                  300,000   Flowserve Corporation (c)                     7,413,697        7,014,000    0.1
                                  100,000   Ingersoll-Rand Company                        3,169,110        3,730,000    0.1
                                  450,000   Pall Corporation                              9,183,641        9,135,000    0.2
                                  726,800   Parker-Hannifin Corporation                  24,752,720       26,092,120    0.4
                                  625,500   The Timken Company                           10,253,813        8,425,485    0.1
                                                                                     --------------   --------------   ----
                                                                                         63,423,061       64,620,605    1.1

             Media                377,000   The Walt Disney Company                       5,677,620        7,008,430    0.1

             Metals & Mining      360,000   Alcoa Inc.                                    5,176,249       11,617,200    0.2
                                  180,000   Arch Coal, Inc.                                 909,000        3,969,000    0.1
                                  200,000   CONSOL Energy Inc.                            1,960,000        5,520,000    0.1
                                  667,400   Commonwealth Industries, Inc.                 8,936,918        3,470,480    0.1
                                1,200,000   Newmont Mining Corporation                   28,738,868       27,840,000    0.4
                                  700,000   Nucor Corporation                            28,318,902       28,910,000    0.5
                                2,442,500   Rouge Industries, Inc.
                                            (Class A)(b)                                 38,015,300        1,880,725    0.0
                                2,000,000   Worthington Industries, Inc.                 22,041,646       26,000,000    0.4
                                                                                     --------------   --------------   ----
                                                                                        134,096,883      109,207,405    1.8

             Office               500,000   Xerox Corporation                             8,896,750        3,500,000    0.1
             Electronics

             Oil & Gas             50,000   Amerada Hess Corporation                      3,084,223        2,937,500    0.1
                                  385,950   ChevronTexaco Corporation                    29,159,371       34,175,873    0.6
                                  225,000   Conoco Inc.                                   6,211,790        5,782,500    0.1
                                  224,900   Devon Energy Corporation                      5,335,748        8,613,670    0.1
                                  100,000   EOG Resources, Inc.                           2,584,140        3,537,000    0.1
                                  450,000   Kerr-McGee Corporation                       29,376,744       25,920,000    0.4
                                  225,000   Noble Affiliates, Inc.                        7,559,863        8,318,250    0.1
                                  650,000   Occidental Petroleum Corporation             10,413,818       16,458,000    0.3
                                  350,000   Stone Energy Corporation (c)                 16,913,623       13,842,500    0.2
                                  357,900   Tom Brown, Inc. (c)                           6,198,813        8,356,965    0.1
                                  850,000   USX-Marathon Group                           17,030,052       23,451,500    0.4
                                  650,000   Unocal Corporation                           17,610,006       20,930,000    0.3
                                   85,000   Valero Energy Corporation                     2,975,913        3,196,000    0.1
                                                                                     --------------   --------------   ----
                                                                                        154,454,104      175,519,758    2.9

             Paper & Forest       100,000   Boise Cascade Corporation                     2,594,063        2,856,000    0.0
             Products             600,000   Bowater Incorporated                         26,994,541       26,832,000    0.5
                                  500,000   Deltic Timber Corporation                    12,064,056       13,250,000    0.2
                                1,600,000   Louisiana-Pacific Corporation                20,503,341       11,520,000    0.2
                                                                                     --------------   --------------   ----
                                                                                         62,156,001       54,458,000    0.9

             Personal Products    570,000   The Gillette Company                         16,210,921       17,721,300    0.3


             Pharmaceuticals      100,000   Eli Lilly and Company                         7,681,000        7,650,000    0.1
                                  200,000   Merck & Co., Inc.                            12,894,200       12,762,000    0.2
                                  300,000   Pfizer Inc.                                  10,654,630       12,570,000    0.2
                                  200,000   Pharmacia Corporation                         9,100,200        8,104,000    0.1
                                  300,000   Schering-Plough Corporation                  10,579,240       11,154,000    0.2
                                                                                     --------------   --------------   ----
                                                                                         50,909,270       52,240,000    0.8

             Real Estate        1,000,000   AMB Property Corporation                     21,379,986       24,310,000    0.4
                                  450,000   Anthracite Capital, Inc.                      6,750,000        4,473,000    0.1
                                  600,000   Archstone-Smith Trust                        14,773,609       14,520,000    0.2
                                  200,000   Boston Properties, Inc.                       7,541,616        7,070,000    0.1
                                  200,000   CarrAmerica Realty Corporation                4,782,292        5,662,000    0.1
                                2,000,000   Catellus Development
                                            Corporation (c)                              16,721,417       34,400,000    0.6
                                  500,000   Equity Office Properties Trust               14,205,871       14,250,000    0.2
                                   26,400   Health Care Property Investors, Inc.            780,083          982,608    0.0
                                9,000,000   La Quinta Properties, Inc. (b)(c)            64,145,862       48,150,000    0.8
                                1,381,300   Nationwide Health Properties, Inc.           26,295,632       27,211,610    0.5
                                  750,000   Saxon Capital Acquisition (c)                 7,500,000        7,500,000    0.1
                                   15,200   Security Capital Group
                                            Incorporated (Class A)(c)                     9,443,000       13,984,000    0.2
                                4,041,800   Security Capital Group
                                            Incorporated (Class B)(c)                    72,569,134       75,581,660    1.2
                                  350,000   The St. Joe Company                           5,036,531        9,009,000    0.2
                                  540,000   United Dominion Realty Trust, Inc.            5,872,302        7,716,600    0.1
                                                                                     --------------   --------------   ----
                                                                                        277,797,335      294,820,478    4.8

             Road & Rail          150,000   Union Pacific Corporation                     6,339,229        7,801,500    0.1


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held              Common Stocks                       Cost          Value     Net Assets
United       Semiconductor        100,000   Advanced Micro Devices, Inc. (c)         $      983,150   $      984,000   0.0%
States       Equipment &        1,500,000   Agere Systems Inc. (Class A)(c)               8,418,220        6,900,000    0.1
(concluded)  Products             300,000   Analog Devices, Inc. (c)                     11,634,000       11,400,000    0.2
                                  140,000   Applied Materials, Inc. (c)                   4,779,600        4,774,000    0.1
                                   35,000   Applied Micro Circuits
                                            Corporation (c)                                 387,100          385,700    0.0
                                   60,000   Atmel Corporation (c)                           478,800          477,600    0.0
                                   66,000   Broadcom Corporation (Class A)(c)             2,273,040        2,270,400    0.1
                                  795,000   Intel Corporation                            19,246,109       19,405,950    0.3
                                   43,000   KLA-Tencor Corporation (c)                    1,758,270        1,753,540    0.0
                                   84,000   LSI Logic Corporation (c)                     1,426,320        1,423,800    0.0
                                1,359,700   Lattice Semiconductor
                                            Corporation (c)                              28,885,066       23,726,765    0.4
                                   60,000   Linear Technology Corporation                 2,329,800        2,327,400    0.0
                                  100,000   MIPS Technologies, Inc.
                                            (Class B)(c)                                  4,481,364          873,000    0.0
                                   58,000   Maxim Integrated Products,
                                            Inc. (c)                                      2,655,240        2,652,920    0.1
                                  120,000   Micron Technology, Inc. (c)                   2,734,800        2,731,200    0.1
                                  700,000   National Semiconductor
                                            Corporation (c)                              16,211,253       18,186,000    0.3
                                   38,000   Novellus Systems, Inc. (c)                    1,256,280        1,254,760    0.0
                                   25,000   PMC--Sierra, Inc. (c)                           406,500          405,750    0.0
                                   42,000   RF Micro Devices, Inc. (c)                      859,740          858,060    0.0
                                   55,000   Teradyne, Inc. (c)                            1,269,400        1,267,750    0.0
                                  208,000   Texas Instruments Incorporated                5,828,160        5,821,920    0.1
                                   38,000   Vitesse Semiconductor
                                            Corporation (c)                                 359,860          357,960    0.0
                                                                                     --------------   --------------   ----
                                                                                        118,662,072      110,238,475    1.8

             Software             900,000   Borland Software Corporation (c)              9,902,389       10,044,000    0.2
                                  300,000   Computer Associates
                                            International, Inc.                           6,918,020        9,276,000    0.1
                                   20,000   Comverse Technology, Inc. (c)                   376,800          376,000    0.0
                                1,100,000   Hyperion Solutions
                                            Corporation (c)                              13,110,537       16,500,000    0.3
                                  800,000   Imation Corp. (c)                            12,642,560       16,776,000    0.3
                                  600,000   Oracle Corporation (c)                        7,260,000        8,130,000    0.1
                                                                                     --------------   --------------   ----
                                                                                         50,210,306       61,102,000    1.0

             Specialty Retail     300,000   Circuit City Stores--
                                            Circuit City Group                            3,099,780        4,116,000    0.1
                                   39,700   Rent A Center Inc. (c)                          821,178        1,081,825    0.0
                                  700,000   Toys 'R' Us, Inc. (c)                        15,851,134       13,300,000    0.2
                                                                                     --------------   --------------   ----
                                                                                         19,772,092       18,497,825    0.3

             Textiles &         3,000,000   Burlington Industries,
             Apparel                        Inc. (b)(c)                                  18,266,233        1,860,000    0.0
                                  858,000   Unifi, Inc. (c)                               8,878,511        6,477,900    0.1
                                                                                     --------------   --------------   ----
                                                                                         27,144,744        8,337,900    0.1

             Tobacco            2,327,600   DIMON Incorporated (b)                       19,773,583       14,547,500    0.2

             Wireless             112,630   AT&T Wireless Services Inc. (c)               2,789,413        1,626,377    0.0
             Telecommunication    200,000   Sprint Corp. (PCS Group)(c)                   4,770,850        4,460,000    0.1
             Services                                                                --------------   --------------   ----
                                                                                          7,560,263        6,086,377    0.1

                                            Total Common Stocks in the
                                            United States                             1,803,715,206    1,788,860,214   29.2


                                            Total Investments in Common Stocks        3,616,891,727    3,494,318,669   57.0



                                            Equity Closed-End Funds
Austria      Diversified          320,000   The Austria Fund (USD)                        2,642,432        1,964,800    0.1
             Financials
                                            Total Equity Closed-End Funds
                                            in Austria                                    2,642,432        1,964,800    0.1


Indonesia    Diversified           18,659   Indonesia Fund, Inc. (USD)(c)                   158,080           27,056    0.0
             Financials

                                            Total Equity Closed-End Funds
                                            in Indonesia                                    158,080           27,056    0.0


Ireland      Diversified          150,000   The New Ireland Fund, Inc. (USD)              1,086,041        1,653,000    0.0
             Financials

                                            Total Equity Closed-End Funds
                                            in Ireland                                    1,086,041        1,653,000    0.0


South        Diversified          200,000   Korea Equity Fund (USD)(c)                    1,369,598          524,000    0.0
Korea        Financials         1,400,528   Korea Fund (USD)                             19,847,163       14,565,491    0.3
                                  200,000   Korean Investment Fund (USD)(c)               1,561,000        1,200,000    0.0
                                                                                     --------------   --------------   ----

                                            Total Equity Closed-End Funds
                                            in South Korea                               22,777,761       16,289,491    0.3


United       Diversified          200,000   Pharmaceutical HOLDRs Trust (j)              18,000,020       19,764,000    0.3
States       Financials

             Diversified          190,000   Telecom HOLDRs Trust (k)                      8,412,749        8,192,800    0.1
             Telecommunication
             Services

                                            Total Equity Closed-End Funds in
                                            the United States                            26,412,769       27,956,800    0.4


                                            Total Investments in
                                            Equity Closed-End Funds                      53,077,083       47,891,147    0.8



                                            Preferred Stocks
Australia    Banks                307,600   National Australia Bank Limited
                                            (7.875% Convertible)(USD)                     7,685,166        8,951,160    0.1

                                            Total Preferred Stocks in Australia           7,685,166        8,951,160    0.1


Cayman       Diversified      620,000,000   TB Finance (Cayman) Ltd.
Islands      Financials                     (2.75% Convertible)(JPY)                      3,770,162        3,501,287    0.1

                                            Total Preferred Stocks in the
                                            Cayman Islands                                3,770,162        3,501,287    0.1


Germany      Chemicals            114,939   Henkel KGaA                                   5,892,733        6,780,924    0.1

                                            Total Preferred Stocks in Germany             5,892,733        6,780,924    0.1


Portugal     Banks                181,400   BCP International Bank
                                            (8% Convertible) (USD)                       13,480,528       13,877,100    0.2

                                            Total Preferred Stocks in Portugal           13,480,528       13,877,100    0.2


United       Chemicals         13,470,000   Hercules Trust II
States                                      (6.50% Convertible)                           7,916,380        4,555,285    0.1

             Communications     2,000,000   Diva Systems Corp.
                                            (Convertible, Series C)(e)                    8,410,000        2,000,000    0.0
             Equipment          2,000,000   Diva Systems Corp.
                                            (Convertible, Series D)(g)                   11,440,000        2,000,000    0.0
                                   13,540   Lucent Technologies Inc.
                                            (8% Convertible)(g)                          14,485,254       15,488,948    0.3
                                                                                     --------------   --------------   ----
                                                                                         34,335,254       19,488,948    0.3

             Metals & Mining                Freeport-McMoRan Copper &
                                            Gold Inc.:
                                  348,700     (5% Convertible, Series A)                  7,918,834        4,968,975    0.1
                                  219,000     (3.50% Convertible-Gold,
                                              Series B)                                   7,703,330        5,047,950    0.1
                                                                                     --------------   --------------   ----
                                                                                         15,622,164       10,016,925    0.2


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                  Shares                                                                         Percent of
COUNTRY      Industries            Held             Preferred Stocks                     Cost          Value     Net Assets
United       Real Estate          387,300   Apartment Investment &
States                                      Management Co. (9.375%, Series G)        $    9,544,630   $    9,508,215   0.2%
(concluded)                       295,600   Crown American Realty Trust
                                            (11%, Series A)                              12,829,040       14,780,000    0.2
                                  331,700   National Health Investors,
                                            Inc. (8.50% Convertible)                      8,292,500        7,595,930    0.1
                                  717,500   Prime Retail, Inc.
                                            (10.50%, Series A)                           16,366,161        4,018,000    0.1
                                                                                     --------------   --------------   ----
                                                                                         47,032,331       35,902,145    0.6

             Road & Rail           40,000   Union Pacific Capital Trust
                                            (6.25% Convertible)                           1,793,600        1,860,000    0.0

                                            Total Preferred Stocks in the
                                            United States                               106,699,729       71,823,303    1.2


                                            Total Investments in Preferred Stocks       137,528,318      104,933,774    1.7


                           Currency        Face
                         Denomination     Amount       Fixed-Income Securities
Argentina    Banks          USD      2,650,000   Banco Rio de la Plata, 8.75%
                                                 due 12/15/2003                           1,404,500        2,226,000    0.0

             Food           USD     23,500,000   Mastellone Hermanos SA, 11.75%
             Products                            due 4/01/2008                           23,687,500        7,755,000    0.1

             Foreign        ARS      7,900,000   City of Buenos Aires, 10.50%
             Sovereign                           due 5/28/2004                            6,647,976        6,321,897    0.1
             Obligations    USD      6,334,000   Republic of Argentina, 7%
                                                 due 12/19/2008                           3,427,607        2,992,815    0.1
                                                                                     --------------   --------------  -----
                                                                                         10,075,583        9,314,712    0.2

                                                 Total Fixed-Income Securities
                                                 in Argentina                            35,167,583       19,295,712    0.3


Brazil       Banks          USD     32,250,000   Espirito Santo-Escelsa, 10%
                                                 due 7/15/2007                           31,726,875       23,058,750    0.4

             Chemicals      USD     13,000,000   Globo Comunicacoes e
                                                 Participacoes, Ltd., 10.625%
                                                 due 12/05/2008 (g)                      12,954,500        8,190,000    0.1

             Foreign        USD      4,590,000   Banco Nacional de
             Government                          Desenvolvimiento Economico e
             Agency                              Social, 12.207% due
             Obligations                         6/16/2008 (a)                            2,770,594        3,798,225    0.1

             Foreign                             Republic of Brazil:
             Sovereign      USD     10,000,000      10.125% due 5/15/2027                 6,525,000        6,425,000    0.1
             Obligations    USD      2,239,000      11% due 8/17/2040 (i)                 1,706,448        1,478,860    0.0
                                                                                     --------------   --------------  -----
                                                                                          8,231,448        7,903,860    0.1

                                                 Total Fixed-Income Securities
                                                 in Brazil                               55,683,417       42,950,835    0.7


Chile        Electric       USD     49,200,000   Edelnor, 7.75% due 3/15/2006            16,845,125       18,696,000    0.3
             Utilities                           Empresa Electricidad del Norte:
                            USD     28,500,000      10.50% due 6/15/2005 (g)             28,625,000       10,830,000    0.2
                            USD     17,975,000      10.50% due 6/15/2005
                                                    (Regulation S)                       12,046,250        6,830,500    0.1
                                                                                     --------------   --------------  -----
                                                 Total Fixed-Income Securities
                                                 in Chile                                57,516,375       36,356,500    0.6


Denmark      Foreign        DEM      5,300,000   Kingdom of Denmark, 4.75%
             Sovereign                           due 6/24/2002                            2,274,830        2,459,964    0.0
             Obligations

                                                 Total Fixed-Income Securities
                                                 in Denmark                               2,274,830        2,459,964    0.0


France       Containers &   EUR     25,550,000   Crown Cork & Seal SA, 6% due
             Packaging                           12/06/2004                              14,769,618       10,125,669    0.2

             Foreign
             Government     FRF     15,250,000   Baden Wurtt L-Finance, 6% due
             Agency                              5/10/2002                                2,130,192        2,119,477    0.0
             Obligations

             Real Estate    EUR     19,879,352   Societe Fonciere Lyonnaise
                                                 SA, 4% due 10/31/2004
                                                 (Convertible Bonds)                     22,381,675       19,262,012    0.3

                                                 Total Fixed-Income Securities
                                                 in France                               39,281,485       31,507,158    0.5


Germany      Foreign        DEM     10,900,000   City of Vienna, 5.125% due
             Government                          2/15/2002                                5,148,528        5,041,412    0.1
             Agency         DEM     62,900,000   Helaba International Finance
             Obligations                         PLC, 5.75% due 11/30/2001               29,279,419       29,002,997    0.5
                            EUR     40,000,000   Rheinische Hypothekenbank,
                                                 5.50% due 5/02/2002                     36,362,906       36,417,463    0.6
                                                                                     --------------   --------------  -----
                                                                                         70,790,853       70,461,872    1.2

             Foreign                             International Bank Reconstruction
             Sovereign                           and Development:
             Obligations    DEM     12,000,000      4.625% due 12/18/2001                 5,447,302        5,531,975    0.1
                            DEM      5,600,000      4.75% due 4/29/2002                   2,661,109        2,594,106    0.0
                            DEM     33,400,000      6.125% due 9/27/2002                 14,721,224       15,768,738    0.3
                                                                                     --------------   --------------  -----
                                                                                         22,829,635       23,894,819    0.4

             Supranational  EUR     28,300,000   Council of Europe, 9%
             Obligations                         due 11/14/2001                          26,289,334       25,523,253    0.4


                                                 Total Fixed-Income Securities
                                                 in Germany                             119,909,822      119,879,944    2.0


Hong Kong    Industrial                          Hutchison Whampoa Limited (f):
             Conglomerates  USD     40,150,000      7.45% due 8/01/2017                  33,244,500       40,912,850    0.7
                            USD     10,650,000      7.50% due 8/01/2027                   8,258,562       10,490,250    0.2
                                                                                     --------------   --------------  -----
                                                 Total Fixed-Income Securities
                                                 in Hong Kong                            41,503,062       51,403,100    0.9


India        Chemicals                           Reliance Industries Limited:
                            USD      5,750,000      10.375% due 6/24/2016                 5,486,707        5,883,394    0.1
                            USD     24,215,000      10.50% due 8/06/2046                 21,251,052       22,481,957    0.3
                            USD     12,390,000      10.25% due 1/15/2097 (e)             10,241,644       10,521,390    0.2
                                                                                     --------------   --------------  -----
                                                 Total Fixed-Income Securities
                                                 in India                                36,979,403       38,886,741    0.6


Japan        Auto           JPY    985,000,000   Toyoda Automatic Loom Works,
             Components                          #2, 0.35% due 9/30/2003
                                                 (Convertible Bonds)                      9,275,866        9,133,410    0.2

             Automobiles    JPY    206,000,000   Fuji Heavy Industries, #4,
                                                 0.90% due 9/30/2003
                                                 (Convertible Bonds)                      1,881,647        2,181,508    0.0

             Beverages      JPY     77,000,000   Kinki Coca-Cola Bottling Co.,
                                                 Ltd., #1, 0.85% due 12/30/2003
                                                 (Convertible Bonds)                        618,427          635,979    0.0
                            JPY    418,000,000   Shikoku Coca-Cola Bottling Co.,
                                                 Ltd., #1, 2.40% due 3/29/2002
                                                 (Convertible Bonds)                      3,922,450        3,435,383    0.0
                                                                                     --------------   --------------  -----
                                                                                          4,540,877        4,071,362    0.0


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                           Currency        Face                                                                  Percent of
COUNTRY      Industries  Denomination     Amount       Fixed-Income Securities           Cost          Value     Net Assets
Japan        Diversified    USD     16,500,000   MBL International Finance
(concluded)  Financials                          (Bermuda), 3% due11/30/2002
                                                 (Convertible Bonds)                 $   15,522,187   $   16,603,125   0.3%

             Electronic     JPY    650,000,000   Matsushita Electric
             Equipment &                         Industrial Company, Ltd.,
             Instruments                         #5, 1.30% due 3/29/2002
                                                 (Convertible Bonds)                      6,133,347        5,509,375    0.1
                            JPY  1,339,000,000   Matsushita Electric Works,
                                                 Ltd., #9, 1% due 11/30/2005
                                                 (Convertible Bonds)                     13,252,580       12,210,765    0.2
                                                                                     --------------   --------------  -----
                                                                                         19,385,927       17,720,140    0.3

                                                 Total Fixed-Income Securities
                                                 in Japan                                50,606,504       49,709,545    0.8


Malaysia     Diversified    USD     11,825,000   Telekom Malaysia Berhad,
             Telecommuni-                        7.875% due 8/01/2025                     5,557,750       10,819,875    0.2
             cation
             Services

             Gas Utilities                       Petroliam Nasional Berhad (f):
                            USD     60,075,000      7.75% due 8/15/2015 (g)              30,573,500       61,877,250    1.0
                            USD    103,314,000      7.625% due 10/15/2026                65,240,977       97,631,730    1.6
                                                                                     --------------   --------------  -----
                                                                                         95,814,477      159,508,980    2.6

                                                 Total Fixed-Income Securities
                                                 in Malaysia                            101,372,227      170,328,855    2.8


Netherlands  Diversified    USD     18,695,000   Koninklijke (KPN) NV, 8% due
             Telecommuni-                        10/01/2010                              14,998,887       15,563,587    0.3
             cation
             Services

             Media          USD     35,000,000   United Pan-Europe
                                                 Communications, 0/13.75%
                                                 due 2/01/2010 (d)                        3,477,532        2,800,000    0.0

                                                 Total Fixed-Income Securities
                                                 in the Netherlands                      18,476,419       18,363,587    0.3


New          Derivatives    NZD     15,000,000   New Zealand Index Linked Notes,
Zealand                                          4.50% due 2/14/2016                      8,418,821        6,877,262    0.1

                                                 Total Fixed-Income Securities in
                                                 New Zealand                              8,418,821        6,877,262    0.1


Russia       Diversified    USD      9,300,000   Lukinter Finance, 3.50% due
             Financials                          5/06/2002 (Convertible Bonds)            8,220,898       11,625,000    0.2


                                                 Total Fixed-Income Securities
                                                 in Russia                                8,220,898       11,625,000    0.2


South        Diversified    USD     11,300,000   Liberty Life International,
Africa       Financials                          6.50% due 9/30/2004
                                                 (Convertible Bonds)                     10,450,625       11,554,250    0.2

                                                 Total Fixed-Income Securities
                                                 in South Africa                         10,450,625       11,554,250    0.2


United       Containers &   USD      2,500,000   Crown Cork & Seal Finance
Kingdom      Packaging                           PLC, 7% due 12/15/2006                   1,162,500        1,100,000    0.0

             Diversified    USD      2,750,000   Swiss Life Finance, 2% due
             Financials                          5/20/2005 (Convertible Bonds)            2,641,875        2,856,562    0.1

             Diversified                         Colt Telecom Group PLC:
             Telecommuni-   DEM     27,400,000      2% due 8/06/2005                      8,629,387        7,791,619    0.1
             cation         EUR     14,950,000      2% due 3/29/2006                      8,093,862        8,045,615    0.1
             Services       USD      5,900,000   Diamond Cable Communications
                                                 PLC, 11.75% due 12/15/2005               3,005,983        2,537,000    0.1
                            USD     23,200,000   International Cabletel, Inc.,
                                                 11.50% due 2/01/2006                    23,200,000       13,456,000    0.2
                            GBP     27,250,000   NTL Communications Inc.,
                                                 0/9.75% due 4/15/2009 (d)               13,675,508       13,077,793    0.2
                                                                                     --------------   --------------  -----
                                                                                         56,604,740       44,908,027    0.7
                                                 Total Fixed-Income Securities
                                                 in the United Kingdom                   60,409,115       48,864,589    0.8


United       Communica-     USD      2,500,000   Juniper Networks Inc.,
States       tions                               4.75% due 3/15/2007
             Equipment                           (Convertible Bonds)                      1,754,437        1,789,063    0.0
                                                 Lucent Technologies Inc.:
                            USD      5,860,000      7.25% due 7/15/2006                   4,963,000        4,688,000    0.1
                            USD      7,625,000      6.45% due 3/15/2029                   5,261,875        4,803,750    0.1
                                                                                     --------------   --------------  -----
                                                                                         11,979,312       11,280,813    0.2

             Construction                        Foster Wheeler Ltd.:
             &              USD     16,200,000      6.50% due 6/01/2007                  11,496,084       10,104,750    0.2
             Engineering    USD     25,100,000      6.50% due 6/01/2007
                                                    (Convertible Bonds)                  16,444,729       15,938,500    0.3
                            USD     27,980,000   McDermott Inc., 9.375%
                                                 due 3/15/2002                           23,288,775       25,321,900    0.4
                            USD     24,650,000   Shaw Group Inc., 0% due
                                                 5/01/2021 (Convertible
                                                 Bonds)(d)                               13,104,375       13,249,375    0.2
                                                                                     --------------   --------------  -----
                                                                                         64,333,963       64,614,525    1.1

             Containers                          Crown Cork & Seal Company, Inc.:
             &              USD      2,400,000      7.125% due 9/01/2002                  1,620,250        1,656,000    0.0
             Packaging      USD      5,700,000      6.75% due 4/15/2003                   3,721,625        3,192,000    0.0
                            USD     11,800,000      6.75% due 12/15/2003                  6,396,500        5,900,000    0.1
                            USD        400,000      8% due 4/15/2023                        264,000          168,000    0.0
                            USD      9,850,000      7.375% due 12/15/2026                 4,094,500        4,038,500    0.1
                            USD     12,120,000      7.50% due 12/15/2096                  7,299,975        4,848,000    0.1
                                                                                     --------------   --------------  -----
                                                                                         23,396,850       19,802,500    0.3

             Diversified    USD     46,509,000   Finova Group Inc., 7.50%
             Financials                          due 11/15/2009                          23,706,860       16,975,785    0.3

             Diversified    USD     27,600,000   CTI Holdings SA, 0/11.50%
             Telecommuni-                        due 4/15/2008 (d)                       22,883,510        5,520,000    0.1
             cation                              Level 3 Communications Inc.:
             Services       USD     16,350,000      11% due 3/15/2008                     8,801,937        8,011,500    0.1
                            USD      1,000,000      11.25% due 3/15/2010                    462,500          465,000    0.0
                                                 McLeodUSA Incorporated:
                            USD      2,500,000      8.375% due 3/15/2008                    350,000          575,000    0.0
                            USD     19,090,000      12% due 7/15/2008                     3,064,775        5,249,750    0.1
                            USD      8,600,000      9.50% due 11/01/2008                  2,021,000        2,064,000    0.0
                                                 Metromedia Fiber Network:
                            USD     52,000,000      8% due 9/30/2006 (e)                 39,512,003       50,440,000    0.8
                            USD     19,750,000      10% due 12/15/2009                    5,869,800        4,443,750    0.1
                            EUR      8,950,000      10% due 12/15/2009                    2,355,774        1,692,866    0.0
                                                 Williams Communications
                                                 Group, Inc.:
                            USD      2,000,000      11.70% due 8/01/2008                    880,000          840,000    0.0
                            USD     24,700,000      10.875% due 10/01/2009               10,348,875        9,880,000    0.2
                            USD      8,300,000      11.875% due 8/01/2010                 3,610,000        3,486,000    0.1
                                                                                     --------------   --------------  -----
                                                                                        100,160,174       92,667,866    1.5


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                           Currency        Face                                                                  Percent of
COUNTRY      Industries  Denomination     Amount       Fixed-Income Securities           Cost          Value     Net Assets
United       Electric       USD      4,525,000   PG&E Corp., 6.25% due
States       Utilities                           8/01/2003                           $    3,902,812   $    4,411,875   0.1%
(concluded)                 USD      1,815,000   Pacific Gas & Electric,
                                                 5.875% due 10/01/2005                    1,533,675        1,706,100    0.0
                                                 Southern California Edison:
                            USD      4,900,000      5.625% due 10/01/2002                 4,410,000        4,814,250    0.1
                            USD        460,000      6.25% due 6/15/2003                     400,200          448,500    0.0
                            USD      2,834,000      5.875% due 9/01/2004                  2,451,410        2,692,300    0.0
                                                                                     --------------   --------------  -----
                                                                                         12,698,097       14,073,025    0.2

             Electronic                          Solectron Corporation
             Equipment &                         (Convertible Bonds)(d):
             Instruments    USD     12,500,000      0% due 5/08/2020                      6,410,532        6,335,938    0.1
                            USD     93,500,000      0% due 11/20/2020                    39,448,710       37,633,750    0.6
                                                                                     --------------   --------------  -----
                                                                                         45,859,242       43,969,688    0.7

             Energy                              Enron Corporation:
             Equipment &    EUR      4,300,000      4.375% due 4/08/2005                  2,744,851        2,720,790    0.1
             Service        USD     16,600,000      0% due 2/07/2021
                                                    (Convertible Bonds)(d)                7,999,556        8,030,250    0.1
                                                                                     --------------   --------------  -----
                                                                                         10,744,407       10,751,040    0.2

             Food           USD     15,000,000   Tom's Foods Inc., 10.50%
             Products                            due 11/01/2004                          15,000,000       11,250,000    0.2

             Foreign        USD     34,233,198   Federal Republic of Brazil
             Sovereign                           C Bond, 8% due 4/15/2014                23,334,545       23,192,992    0.4
             Obligations

             Health Care    USD     17,450,000   American Retirement Corp.,
             Providers &                         5.75% due 10/01/2002
             Services                            (Convertible Bonds)                     17,174,000       11,691,500    0.2

             Household      USD    132,057,412   Metromedia International
             Durables                            Group, 0/10.50% due
                                                 9/30/2007 (d)                          126,729,002       46,220,094    0.8

             Industrial     EUR     28,000,000   General Electric Capital
             Conglomerates                       Corp., 3.625% due 12/06/2002            23,942,648       25,297,781    0.4

             Internet       USD     18,260,000   At Home Corporation, 4.75%
             Software &                          due 12/15/2006 (Convertible
             Services                            Bonds)(c)                                4,230,842        4,656,300    0.1

             Media          USD     14,000,000   United International Holdings,
                                                 0/10.75% due 2/15/2008 (d)              12,229,905        2,100,000    0.0

             Multiline      USD     21,500,000   Sanluis Corporation SA de CV,
             Retail                              8.875% due 3/18/2008                    18,798,500        5,590,000    0.1

             Office                              Xerox Credit Corporation:
             Electronics    USD     12,300,000      3.879% due 11/01/2001 (a)            11,777,250       12,300,000    0.2
                            JPY  2,500,000,000      0.80% due 12/16/2002                 13,265,650       17,360,402    0.3
                            JPY    500,000,000      1.30% due 2/01/2005                   1,691,520        2,614,272    0.0
                            JPY    900,000,000      1.50% due 6/06/2005                   3,567,475        4,815,980    0.1
                            JPY  5,000,000,000      2% due 6/06/2007                     20,574,514       25,734,243    0.4
                                                                                     --------------   --------------  -----
                                                                                         50,876,409       62,824,897    1.0

             Pharmaceu-     USD     15,000,000   Roche Holdings Inc., 0%
             ticals                              due 4/20/2010 (Convertible
                                                 Bonds)(d)                                8,772,680        8,812,500    0.1

             Real Estate    USD     27,000,000   Malan Realty Investors,
                                                 Inc., 8.50% due 7/15/2003
                                                 (Convertible Bonds)(g)                  27,000,000       23,895,000    0.4
                            USD      4,500,000   National Health Investors,
                                                 Inc., 7% due 2/01/2004
                                                 (Convertible Bonds)                      3,351,130        3,375,000    0.0
                            USD      5,500,000   Sizeler Property Investors,
                                                 Inc.,8% due 7/15/2003
                                                 (Convertible Bonds)                      5,505,000        5,390,000    0.1
                                                                                     --------------   --------------  -----
                                                                                         35,856,130       32,660,000    0.5

             Semiconductor  USD      4,600,000   Analog Devices, Inc.,
             Equipment &                         4.75% due 10/01/2005
             Products                            (Convertible Bonds)                      4,029,600        4,338,375    0.1
                            USD     38,200,000   Conexant Systems Inc.,
                                                 4% due 2/01/2007
                                                 (Convertible Bonds)                     24,277,217       21,368,125    0.3
                            USD     16,700,000   Hynix Semiconductor America,
                                                 8.25% due 5/15/2004                     13,671,000        6,012,000    0.1
                            USD     16,100,000   LSI Logic Corporation, 4% due
                                                 2/15/2005 (Convertible Bonds)           11,569,772       13,513,938    0.2
                            USD      2,875,000   Lattice Semiconductor
                                                 Corporation, 4.75% due
                                                 11/01/2006                               2,857,812        3,124,751    0.1
                            USD      8,650,000   Mosel Vitelic Inc., 1% due
                                                 2/02/2005 (Convertible
                                                 Bonds)(g)                                8,635,000        7,439,000    0.1
                                                                                     --------------   --------------  -----
                                                                                         65,040,401       55,796,189    0.9

             Software       USD      2,900,000   Manugistics Group Inc.,
                                                 5% due 11/01/2007                        1,712,437        1,703,750    0.0
                            USD      2,800,000   Network Associates Inc., 0%
                                                 due 2/13/2018 (Convertible
                                                 Bonds)(d)                                1,055,999        1,261,750    0.0
                                                                                     --------------   --------------  -----
                                                                                          2,768,436        2,965,500    0.0

             Textiles                            Burlington Industries,
             & Apparel                           Inc. (b):
                            USD     26,125,000      7.25% due 9/15/2005                   8,597,571        3,918,750    0.1
                            USD     17,120,000      7.25% due 8/01/2027                   5,790,469        2,054,400    0.0
                                                                                     --------------   --------------  -----
                                                                                         14,388,040        5,973,150    0.1

             US             USD        930,000   Fannie Mae, 5.125% due
             Government                          2/13/2004                                  912,209          975,486    0.0
             & Agency       USD    163,000,000   US Treasury Inflation Indexed
             Obligations                         Notes, 3.375% due 1/15/2007 (f)        161,930,593      188,892,052    3.1
                                                                                     --------------   --------------  -----
                                                                                        162,842,802      189,867,538    3.1

             Wireless       USD     19,900,000   Nextel Communications, 5.25%
             Telecommuni-                        due 1/15/2010 (Convertible
             cation                              Bonds)                                  12,772,925       10,397,750    0.2
             Services

                                                 Total Fixed-Income Securities
                                                 in the United States                   887,636,170      773,431,433   12.6


                                                 Total Investments in
                                                 Fixed-Income Securities              1,533,906,756    1,433,494,475   23.4


                                                 Total Long-Term Investments          5,341,403,884    5,080,638,065   82.9


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                           Currency        Face                                                                  Percent of
COUNTRY                  Denomination     Amount        Short-Term Securities            Cost          Value     Net Assets
United       Commercial     USD     35,000,000   Gannett Company, 2.45% due
States       Paper**                             11/05/2001                          $   34,990,472   $   34,990,472   0.6%
                            USD     43,450,000   General Motors Acceptance
                                                 Corp., 2.73% due 11/01/2001             43,450,000       43,450,000    0.7
                            USD     60,000,000   J.P. Morgan Securities Inc.,
                                                 2.43% due 11/14/2001                    59,947,350       59,947,350    1.0
                                                                                     --------------   --------------  -----
                                                 Total Investments in
                                                 Commercial Paper                       138,387,822      138,387,822    2.3


             US             USD     70,000,000   Federal Home Loan Bank, 2.385%
             Government                          due 11/14/2001                          69,939,713       69,939,713    1.1
             & Agency                            US Treasury Bills (f):
             Obligations**  USD     20,000,000      2.50% due 11/29/2001                 19,961,111       19,966,800    0.3
                            USD      9,500,000      3.185% due 2/28/2002                  9,399,982        9,438,440    0.2
                                                                                     --------------   --------------  -----
                                                 Total Investments in US
                                                 Government & Agency Obligations         99,300,806       99,344,953    1.6

                                                 Total Short-Term Investments           237,688,628      237,732,775    3.9


                                                 Total Investments                    5,579,092,512    5,318,370,840   86.8



                              Nominal Value                                             Premiums
                            Covered by Options            Issue                         Received
OPTIONS      Call Options                   Broadwing Inc.:
WRITTEN      Written              300,000     Expiring January 2002 at USD 10             (335,988)        (360,000)    0.0
                                  300,000     Expiring April 2002 at USD 12.5             (365,988)        (300,000)    0.0
                                  300,000   Circuit City Stores--Circuit City
                                            Group, expiring April 2002 at USD 15          (695,977)        (540,000)    0.0
                                  100,000   Ingersoll-Rand Company, expiring
                                            March 2002 at USD 42.5                        (336,989)        (185,000)    0.0
                                   70,000   Lattice Semiconductor Corporation,
                                            expiring December 2001 at USD 30              (171,214)         (17,500)    0.0
                                  600,000   Oracle Corporation, expiring
                                            January 2002 at USD 15                        (611,979)        (690,000)    0.0
                                  100,000   Scientific-Atlanta, Inc., expiring
                                            March 2002 at USD 22.5                        (312,779)        (320,000)    0.0
                                  218,400   Sprint Corporation, expiring
                                            January 2002 at USD 25                        (288,278)        (109,200)    0.0
                                                                                    ---------------  ---------------  -----
                                            Total Options Written                       (3,119,192)      (2,521,700)    0.0


             Total Investments, Net of Options Written                              $ 5,575,973,320    5,315,849,140   86.8
                                                                                    ===============
             Foreign Time Deposits*                                                                      524,055,605    8.6
             Variation Margin on Financial Futures Contracts***                                              954,876    0.0
             Unrealized Appreciation on Forward Foreign Exchange Contracts****                            12,154,163    0.2
             Unrealized Appreciation on Equity Swap Contract                                                 971,858    0.0
             Other Assets Less Liabilities                                                               273,921,592    4.4
                                                                                                     --------------- ------
             Net Assets                                                                              $ 6,127,907,234 100.0%
                                                                                                     =============== ======


(a)Floating rate note.
(b)Investment in companies of 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                                           Dividend/
                                         Net Share/          Net            Interest
Industry         Affiliate             Face Activity         Cost            Income
Textiles &      Burlington
   Apparel      Industries, Inc.         (1,820,700)    $(24,955,781)            +++
Textiles &      Burlington
   Apparel      Industries, Inc.,
                7.25% due
                9/15/2005                 26,125,000        8,597,571     $1,997,375
Textiles &      Burlington
   Apparel      Industries, Inc.,
                7.25% due
                8/01/2027                 17,120,000        5,790,469      1,070,825
Tobacco         DIMON                      (772,400)     (12,849,589)        552,860
                Incorporated
Real            LaQuinta
   Estate       Properties, Inc.           9,000,000       64,145,862            +++
Metals &        Rouge
   Mining       Industries, Inc.
                (Class A)                         --               --        170,975

+++Non-income producing security.
(c)Non-income producing security.
(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $62,961,000, representing 1.0% of net assets.

                                       Acquisition
Issue                                    Date(s)             Cost            Value
Diva Systems Corp.                     7/17/1996 -
(Convertible Preferred, Series C)       8/22/1996        $  8,410,000     $  2,000,000
Metromedia Fiber
Network, 8% due 9/30/2006               10/01/2001         39,512,003       50,440,000
Reliance Industries Limited,           5/03/2001 -
10.25% due 1/15/2097                    5/17/2001          10,241,644       10,521,390
                                                         ------------     ------------
Total                                                    $ 58,163,647     $ 62,961,390
                                                         ============     ============

(f)All or a portion of security held as collateral in connection with open financial futures contracts and equity swap contract.
(g)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing. The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
(i)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(j)Represents ownership in Pharmaceutical HOLDRs Trust. The Pharmaceutical HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the pharmaceutical industry.
(k)Represents ownership in Telecom HOLDRs Trust. The Telecom HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the telecommunications industry.
(l)Geotek Communications, Inc. reorganized as a result of Chapter 11 Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek Communications, Inc.
++American Depositary Receipts (ADR).
*Foreign time deposits bear interest at 3.60%, 3.66%, 3.70% an 3.58% and mature on 11/02/2001, 11/09/2001, 11/16/2001 and 11/23/2001, respectively.
**Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. ***Financial futures contracts purchased as of October 31, 2001 were as follows:

Number of                                              Expiration
Contracts          Issue             Exchange             Date             Value
1,791             DJ Euro            Euronext
                  Stoxx 50            Paris           December 2001     $  56,153,880
  479              FTSE               LIFFE           December 2001        35,074,299
1,269        Standard & Poor's
                 500 Index             NYSE           December 2001       336,507,075
  285            Nikkei 225           OSAKA           December 2001        24,168,130
  193              TOPIX              Tokyo           December 2001        16,658,184
                                                                        -------------
Total Financial Futures Contracts Purchased
(Total Contract Price--$450,746,463)                                    $ 468,561,568
                                                                        =============

Financial futures contracts sold as of October 31, 2001 were as follows:

Number of                                    Expiration
Contracts      Issue           Exchange         Date              Value

 170          Japanese
          Government Bond       Tokyo      December 2001       $195,269,801
                                                               ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$193,344,716)                           $195,269,801
                                                               ============


****Forward foreign exchange contracts as of October 31, 2001 were as follows:

                                                            Unrealized
Foreign                             Settlement             Appreciation
Currency Sold                          Date               (Depreciation)

CHF             40,000,000         November 2001          $   (100,286)
GBP             66,500,000         November 2001              (109,568)
JPY         45,740,000,000         November 2001             11,276,653
JPY         21,200,000,000         December 2001              1,098,854
JPY          7,000,000,000          January 2002               (24,937)
SEK            245,000,000         November 2001                 13,447
                                                          -------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$761,388,164)                            $  12,154,163
                                                          =============

See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


STATEMENT OF ASSETS AND LIABILITIES


                As of October 31, 2001
Assets:         Investments, at value (including securities loaned of $171,553,379)
                (identified cost--$5,579,092,512)                                                           $ 5,318,370,840
                Investments held as collateral for loaned securities, at value                                  215,974,495
                Unrealized appreciation on equity swap contract                                                     971,858
                Unrealized appreciation on forward foreign exchange contracts                                    12,154,163
                Foreign cash                                                                                    192,693,118
                Cash                                                                                              5,105,009
                Foreign time deposits                                                                           524,055,605
                Receivables:
                   Securities sold                                                        $   198,217,704
                   Interest                                                                    34,186,564
                   Capital shares sold                                                          4,986,147
                   Dividends                                                                    3,436,868
                   Forward foreign exchange contracts                                           1,454,004
                   Variation margin                                                               954,876
                   Loaned securities income                                                        43,806       243,279,969
                                                                                          ---------------
                Prepaid registration fees and other assets                                                          313,045
                                                                                                            ---------------
                Total assets                                                                                  6,512,918,102
                                                                                                            ---------------

Liabilities:    Collateral on securities loaned, at value                                                       215,974,495
                Options written, at value (premiums received--$3,119,192)                                         2,521,700
                Payables:
                   Securities purchased                                                       141,216,057
                   Capital shares redeemed                                                     13,764,557
                   Investment adviser                                                           3,933,145
                   Distributor                                                                  3,132,107
                   Forward foreign exchange contracts                                           1,061,020       163,106,886
                                                                                          ---------------
                Accrued expenses and other liabilities                                                            3,407,787
                                                                                                            ---------------
                Total liabilities                                                                               385,010,868
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 6,127,907,234
                                                                                                            ===============

Net Assets      Class A Shares of Common Stock, $.10 par value, 450,000,000
Consist of:     shares authorized                                                                           $    10,257,388
                Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                shares authorized                                                                                21,635,385
                Class C Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                 2,880,027
                Class D Shares of Common Stock, $.10 par value, 900,000,000
                shares authorized                                                                                14,776,753
                Paid-in capital in excess of par                                                              6,242,865,978
                Undistributed investment income--net                                                             93,353,367
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                                     (20,011,842)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                                             (237,849,822)
                                                                                                            ---------------
                Net assets                                                                                  $ 6,127,907,234
                                                                                                            ===============

Net Asset       Class A--  Based on net assets of $1,284,915,266 and 102,573,884
Value:                     shares outstanding                                                               $         12.53
                                                                                                            ===============
                Class B--  Based on net assets of $2,650,313,133 and 216,353,853
                           shares outstanding                                                               $         12.25
                                                                                                            ===============
                Class C--  Based on net assets of $346,125,150 and 28,800,273
                           shares outstanding                                                               $         12.02
                                                                                                            ===============
                Class D--  Based on net assets of $1,846,553,685 and 147,767,533
                           shares outstanding                                                               $         12.50
                                                                                                            ===============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and discount earned (net of $43,758 foreign withholding tax)                       $   192,201,090
Income:         Dividends (net of $3,981,652 foreign withholding tax)                                            73,243,352
                Securities lending--net                                                                             909,310
                Other                                                                                               765,757
                                                                                                            ---------------
                Total income                                                                                    267,119,509
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                  $    49,250,208
                Account maintenance and distribution fees--Class B                             33,101,320
                Transfer agent fees--Class B                                                    5,697,000
                Account maintenance fees--Class D                                               3,985,911
                Account maintenance and distribution fees--Class C                              3,314,114
                Transfer agent fees--Class D                                                    2,479,571
                Transfer agent fees--Class A                                                    2,046,929
                Professional fees                                                               1,677,510
                Custodian fees                                                                  1,463,473
                Accounting services                                                             1,050,964
                Transfer agent fees--Class C                                                      613,166
                Printing and shareholder reports                                                  425,393
                Registration fees                                                                 155,527
                Pricing fees                                                                       72,402
                Directors' fees and expenses                                                       53,046
                Other                                                                             239,846
                                                                                          ---------------
                Total expenses before reimbursement                                           105,626,380
                Reimbursement of expenses                                                     (2,816,694)
                                                                                          ---------------
                Total expenses after reimbursement                                                              102,809,686
                                                                                                            ---------------
                Investment income--net                                                                          164,309,823
                                                                                                            ---------------

Realized &      Realized gain (loss) from:
Unrealized         Investments--net                                                          (16,872,523)
Gain (Loss) on     Foreign currency transactions--net                                         107,983,691        91,111,168
Investments &                                                                             ---------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                         (198,200,345)
Transactions--     Foreign currency transactions--net                                           3,099,709     (195,100,636)
Net:                                                                                      ---------------   ---------------
                Net Increase in Net Assets Resulting from Operations                                        $    60,320,355
                                                                                                            ===============


See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended
                                                                                                    October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                    $   164,309,823   $   192,453,778
                Realized gain on investments and foreign currency transactions--net            91,111,168       714,697,340
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                      (195,100,636)     (259,965,970)
                                                                                          ---------------   ---------------
                Net increase in net assets resulting from operations                           60,320,355       647,185,148
                                                                                          ---------------   ---------------

Dividends &     Investment income--net:
Distributions      Class A                                                                   (32,496,431)      (62,430,654)
to                 Class B                                                                   (45,249,722)     (165,142,390)
Shareholders:      Class C                                                                    (4,992,203)      (12,440,726)
                   Class D                                                                   (34,745,485)      (57,795,148)
                In excess of investment income--net:
                   Class A                                                                             --          (15,377)
                   Class B                                                                             --          (40,676)
                   Class C                                                                             --           (3,064)
                   Class D                                                                             --          (14,235)
                Realized gain on investments--net:
                   Class A                                                                  (152,385,142)      (98,577,261)
                   Class B                                                                  (420,328,833)     (340,791,661)
                   Class C                                                                   (37,637,803)      (24,950,070)
                   Class D                                                                  (166,805,497)      (93,915,528)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                               (894,641,116)     (856,116,790)
                                                                                          ---------------   ---------------

Capital Share   Net increase (decrease) in net assets derived from capital
Transactions:   share transactions                                                            407,721,525     (589,724,952)
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (426,599,236)     (798,656,594)
                Beginning of year                                                           6,554,506,470     7,353,163,064
                                                                                          ---------------   ---------------
                End of year*                                                              $ 6,127,907,234   $ 6,554,506,470
                                                                                          ===============   ===============

                *Undistributed investment income--net                                     $    93,353,367   $            --
                                                                                          ===============   ===============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class A
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $    14.33   $    14.79   $    13.25   $    15.92   $    15.17
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .42          .48          .67          .67          .71
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.20)          .90         2.53       (1.28)         1.57
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .22         1.38         3.20        (.61)         2.28
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.33)        (.71)        (.61)        (.86)        (.88)
                   In excess of investment income--net               --       --++++           --           --           --
                   Realized gain on investments--net             (1.69)       (1.13)       (1.05)       (1.20)        (.65)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (2.02)       (1.84)       (1.66)       (2.06)       (1.53)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    12.53   $    14.33   $    14.79   $    13.25   $    15.92
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                1.52%       10.20%       26.30%      (4.43%)       16.08%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses, net of reimbursement                     .94%         .88%         .91%         .84%         .83%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Expenses                                           .98%         .93%         .97%         .93%         .91%
                                                             ==========   ==========   ==========   ==========   ==========
                Investment income--net                            3.14%        3.40%        4.86%        4.62%        4.64%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,284,915   $1,224,613   $1,305,473   $1,513,999   $2,132,254
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.87%       53.75%       26.95%       49.67%       55.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class B
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $    14.04   $    14.52   $    13.01   $    15.65   $    14.95
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .27          .33          .52          .52          .55
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.19)          .88         2.49       (1.26)         1.52
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .08         1.21         3.01        (.74)         2.07
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.18)        (.56)        (.45)        (.70)        (.72)
                   In excess of investment income--net               --       --++++           --           --           --
                   Realized gain on investments--net             (1.69)       (1.13)       (1.05)       (1.20)        (.65)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (1.87)       (1.69)       (1.50)       (1.90)       (1.37)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    12.25    $   14.04   $    14.52   $    13.01   $    15.65
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                 .47%        9.05%       25.08%      (5.37%)       14.82%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses, net of reimbursement                    1.96%        1.90%        1.94%        1.86%        1.85%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Expenses                                          2.00%        1.95%        1.99%        1.95%        1.93%
                                                             ==========   ==========   ==========   ==========   ==========
                Investment income--net                            2.08%        2.40%        3.84%        3.60%        3.62%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $2,650,313   $3,611,061   $4,496,037   $6,743,780   $9,879,603
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.87%       53.75%       26.95%       49.67%       55.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class C
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $    13.83   $    14.33   $    12.86   $    15.50   $    14.83
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .27          .32          .51          .51          .54
                Realized and unrealized gain (loss)
                on investments andforeign currency
                transactions--net                                 (.19)          .87         2.46       (1.24)         1.52
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .08         1.19         2.97        (.73)         2.06
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.20)        (.56)        (.45)        (.71)        (.74)
                   In excess of investment income--net               --       --++++           --           --           --
                   Realized gain on investments--net             (1.69)       (1.13)       (1.05)       (1.20)        (.65)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (1.89)       (1.69)       (1.50)       (1.91)       (1.39)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    12.02   $    13.83   $    14.33   $    12.86   $    15.50
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                 .42%        9.07%       25.05%      (5.38%)       14.84%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses, net of reimbursement                    1.97%        1.91%        1.95%        1.88%        1.86%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Expenses                                          2.01%        1.95%        2.01%        1.96%        1.94%
                                                             ==========   ==========   ==========   ==========   ==========
                Investment income--net                            2.12%        2.36%        3.84%        3.61%        3.60%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  346,124   $  312,568   $  322,238   $  503,556   $  671,467
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.87%       53.75%       26.95%       49.67%       55.42%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                          Class D
                                                                                    For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $    14.30   $    14.77   $    13.23   $    15.89   $    15.15
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .39          .44          .64          .64          .68
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.20)          .90         2.52       (1.28)         1.55
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .19         1.34         3.16        (.64)         2.23
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.30)        (.68)        (.57)        (.82)        (.84)
                   In excess of investment income--net               --       --++++           --           --           --
                   Realized gain on investments--net             (1.69)       (1.13)       (1.05)       (1.20)        (.65)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (1.99)       (1.81)       (1.62)       (2.02)       (1.49)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    12.50   $    14.30   $    14.77   $    13.23   $    15.89
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                1.27%        9.86%       26.01%      (4.63%)       15.76%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses, net of reimbursement                    1.19%        1.13%        1.16%        1.10%        1.08%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Expenses                                          1.24%        1.18%        1.21%        1.18%        1.16%
                                                             ==========   ==========   ==========   ==========   ==========
                Investment income--net                            2.92%        3.11%        4.61%        4.40%        4.38%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,846,554   $1,406,264   $1,229,415   $1,316,994   $1,479,711
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               44.87%       53.75%       26.95%       49.67%       55.42%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical. The Fund will deposit in a segregated account with its custodian high quality liquid fixed income instruments or cash or cash equivalents in an amount equal to or greater than the market value of the liabilities under the swap agreement.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $20,875,824 increase to the cost of securities and a corresponding $20,875,824 decrease to net unrealized depreciation, based on debt securities held as of October 31, 2001.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $46,527,385 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2 Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to
 .625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 2001, MLIM earned fees of $49,250,208, of which $2,816,694 was waived. MLIM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the year ended October 31, 2001, MLIM paid MLAM U.K. a fee of $6,163,963 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account          Distribution
                           Maintenance Fee           Fee

Class B                          .25%               .75%
Class C                          .25%               .75%
Class D                          .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               FAMD              MLPF&S

Class A                       $ 6,128           $ 80,419
Class D                       $36,839           $548,178


For the year ended October 31, 2001, MLPF&S received contingent deferred sales charges of $1,294,958 and $38,427 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,085 and $6 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2001, QA Advisors received $29,252 in securities lending agent fees.

In addition, MLPF&S received $283,226 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2001.

For the year ended October 31, 2001, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $262 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed MLIM an aggregate of $183,469 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $2,591,529,820 and $3,188,604,511, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains (losses) as of October 31, 2001 were as follows:

                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)

Long-term investments               $   21,584,842    $ (260,765,819)
Short-term investments                      38,020             44,147
Options written                         27,195,919            597,492
Options purchased                        1,175,055                 --
Financial futures contracts           (66,866,359)         15,890,020
Equity swap contract                            --            971,858
Forward foreign exchange contracts      98,073,763         12,154,163
Foreign currency transactions            9,909,928        (6,741,683)
                                    --------------    ---------------
Total                               $   91,111,168    $ (237,849,822)
                                    ==============    ===============


The Fund has entered into the following equity swap contract as of October 31, 2001:

                                      Interest Paid
Notional             Return        Current                Expiration
Amount              Received         Rate       Type         Date

$75,059,925      Price return++       *       Variable    12/02/2002


++NASDAQ 100 Index (initial price $33.36) and S&P 500 Index (initial price $1,059.79).
*Beginning 11/02/01, the Fund will accrue 1-month LIBOR plus .25%.


As of October 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $270,723,002, of which $545,021,966 related to appreciated securities and $815,744,968 related to depreciated securities. At October 31, 2001, the aggregate cost of investments, including options, for Federal income tax purposes was $5,586,572,142.

Transactions in call options written for the year ended October 31, 2001 were as follows:


                                      Nominal Value        Premiums
                                         Covered           Received

Outstanding call options written,
beginning of year                        5,164,000    $    17,534,875
Options written                          9,549,700         27,345,025
Options expired                        (7,328,400)       (21,645,957)
Options exercised                      (2,695,900)        (9,698,172)
Options closed                         (2,701,000)       (10,416,579)
                                     -------------    ---------------
Outstanding call options written,
end of year                              1,988,400    $     3,119,192
                                     =============    ===============



4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $407,721,525 and ($589,724,952) for the years ended October 31, 2001 and October 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year Ended                           Dollar
October 31, 2001                          Shares            Amount

Shares sold                             25,849,588    $   354,819,237
Shares issued to shareholders in
reinvestment of dividends and
distributions                           13,299,453        168,977,550
                                     -------------    ---------------
Total issued                            39,149,041        523,796,787
Shares redeemed                       (22,003,754)      (291,217,055)
                                     -------------    ---------------
Net increase                            17,145,287    $   232,579,732
                                     =============    ===============



Class A Shares for the Year Ended                           Dollar
October 31, 2000                          Shares            Amount

Shares sold                             13,403,721    $   190,332,069
Shares issued resulting from
reorganization                              83,682          1,187,919
Shares issued to shareholders in
reinvestment of dividends and
distributions                           10,889,017        148,138,385
                                     -------------    ---------------
Total issued                            24,376,420        339,658,373
Shares redeemed                       (27,187,196)      (385,836,798)
                                     -------------    ---------------
Net decrease                           (2,810,776)    $  (46,178,425)
                                     =============    ===============



Class B Shares for the Year Ended                           Dollar
October 31, 2001                          Shares            Amount

Shares sold                             29,152,952    $   380,158,946
Shares issued to shareholders in
reinvestment of dividends and
distributions                           31,734,911        395,341,340
                                     -------------    ---------------
Total issued                            60,887,863        775,500,286
Automatic conversion of shares        (50,717,473)      (658,909,381)
Shares redeemed                       (50,931,574)      (666,213,431)
                                     -------------    ---------------
Net decrease                          (40,761,184)    $ (549,622,526)
                                     =============    ===============



Class B Shares for the Year Ended                           Dollar
October 31, 2000                          Shares            Amount

Shares sold                             21,290,093    $   297,553,239
Shares issued resulting from
reorganization                           3,358,711         47,233,660
Shares issued to shareholders in
reinvestment of dividends and
distributions                           32,130,281        428,911,107
                                     -------------    ---------------
Total issued                            56,779,085        773,698,006
Automatic conversion of shares        (23,847,702)      (336,609,291)
Shares redeemed                       (85,452,940)    (1,192,004,947)
                                     -------------    ---------------
Net decrease                          (52,521,557)    $ (754,916,232)
                                     =============    ===============



Class C Shares for the Year Ended                           Dollar
October 31, 2001                          Shares            Amount

Shares sold                              7,738,448    $    98,646,888
Shares issued to shareholders in
reinvestment of dividends and
distributions                            2,934,486         35,927,627
                                     -------------    ---------------
Total issued                            10,672,934        134,574,515
Shares redeemed                        (4,478,278)       (57,202,236)
                                     -------------    ---------------
Net increase                             6,194,656    $    77,372,279
                                     =============    ===============



Class C Shares for the Year Ended                           Dollar
October 31, 2000                          Shares            Amount

Shares sold                              3,008,129    $    41,269,269
Shares issued resulting from
reorganization                           1,265,374         17,521,231
Shares issued to shareholders in
reinvestment of dividends and
distributions                            2,419,185         31,817,948
                                     -------------    ---------------
Total issued                             6,692,688         90,608,448
Shares redeemed                        (6,580,252)       (90,469,564)
                                     -------------    ---------------
Net increase                               112,436    $       138,884
                                     =============    ===============



Class D Shares for the Year Ended                           Dollar
October 31, 2001                          Shares            Amount

Shares sold                             11,141,879    $   147,683,825
Automatic conversion of shares          49,743,861        658,909,381
Shares issued to shareholders in
reinvestment of dividends and
distributions                           13,795,302        175,171,367
                                     -------------    ---------------
Total issued                            74,681,042        981,764,573
Shares redeemed                       (25,221,875)      (334,372,533)
                                     -------------    ---------------
Net increase                            49,459,167    $   647,392,040
                                     =============    ===============



Class D Shares for the Year Ended                           Dollar
October 31, 2000                          Shares            Amount

Shares sold                              9,530,270    $   135,640,126
Automatic conversion of shares          23,442,612        336,609,291
Shares issued resulting from
reorganization                             319,363          4,550,494
Shares issued to shareholders in
reinvestment of dividends and
distributions                            9,721,639        132,160,866
                                     -------------    ---------------
Total issued                            43,013,884        608,960,777
Shares redeemed                       (27,966,242)      (397,729,956)
                                     -------------    ---------------
Net increase                            15,047,642    $   211,230,821
                                     =============    ===============



5. Commitments:
At October 31, 2001, the Fund had entered into a foreign exchange contract, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $317,000.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended October 31, 2001.


7. Subsequent Event:
On December 3, 2001, the Fund's Board of Directors declared an ordinary income dividend payable on December 17, 2001 to shareholders of record as of December 11, 2001 as follows:

                                       Ordinary
                                        Income

Class A                               $.343016
Class B                               $.270100
Class C                               $.280461
Class D                               $.328263



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 14, 2001



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable year ended October 31, 2001:


                                 Domestic                  Interest    Domestic                   Foreign
                                Qualifying    Foreign        From    Non-Qualifying    Total       Taxes       Long-Term
                                 Ordinary      Source      Federal      Ordinary      Ordinary    Paid or       Capital
Record Date     Payable Date      Income       Income    Obligations     Income        Income     Withheld      Gains++
Class A Shares:
12/13/2000       12/19/2000      $0.053236    $0.217772    $0.017072     $0.249215      $0.537295  $0.005948  $1.282528
7/10/2001        7/16/2001       $0.017980       --        $0.007630     $0.172972      $0.198582      --          --

Class B Shares:
12/13/2000       12/19/2000      $0.045608    $0.186569    $0.014626     $0.213506      $0.460309  $0.005948  $1.282528
7/10/2001        7/16/2001       $0.011503       --        $0.004881     $0.110655      $0.127039      --          --

Class C Shares:
12/13/2000       12/19/2000      $0.045964    $0.188022    $0.014739     $0.215170      $0.463895  $0.005948  $1.282528
7/10/2001        7/16/2001       $0.012316       --        $0.005226     $0.118483      $0.136025      --          --

Class D Shares:
12/13/2000       12/19/2000      $0.051482    $0.210598    $0.016509     $0.241005      $0.519594  $0.005948  $1.282528
7/10/2001        7/16/2001       $0.016618       --        $0.007051     $0.159866      $0.183535      --          --

++The entire long-term capital gains distribution is subject to a maximum 20% tax rate.


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2001


PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 10/31/01


Breakdown of Stocks &
Fixed-Income Securities by                     Percent of
Country                                       Net Assets++

United States*                                    47.3%
Japan                                             10.7
United Kingdom                                     4.1
Germany                                            2.9
Malaysia                                           2.8
France                                             2.3
South Korea                                        2.2
Australia                                          2.0
Netherlands                                        1.5
Hong Kong                                          1.5
Brazil                                             1.0
Canada                                             1.0
Italy                                              0.7
Spain                                              0.6
India                                              0.6
Bermuda                                            0.6
Chile                                              0.6
Switzerland                                        0.6
Portugal                                           0.4
Mexico                                             0.4
Sweden                                             0.4
Argentina                                          0.4
Denmark                                            0.3
Indonesia                                          0.3
South Africa                                       0.3
Ireland                                            0.3
Finland                                            0.3
Russia                                             0.2
Israel                                             0.2
New Zealand                                        0.1
Cayman Islands                                     0.1
Austria                                            0.1
Philippines**                                      0.0

*Includes investments in short-term securities.
**Holdings are less than 0.1%.
++Total may not equal 100%.



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

Mitsui Marine and Fire Insurance
   Company, Ltd.                                   1.4%
Security Capital Group Incorporated
   (Class B)                                       1.2
The Yasuda Fire & Marine Insurance
   Co. Ltd.                                        0.9
BHP Billiton Limited                               0.9
The Nippon Fire & Marine Insurance
   Co., Ltd.                                       0.8
La Quinta Properties, Inc.                         0.8
Korea Telecom Corporation (ADR)                    0.7
WMC Limited                                        0.6
Pohang Iron & Steel Company Ltd.                   0.6
The Nichido Fire & Marine Insurance
   Co., Ltd.                                       0.6



Ten Largest Industries                        Percent of
(Equity Investments)                          Net Assets

Insurance                                          6.6%
Real Estate                                        5.2
Metals & Mining                                    4.8
Oil & Gas                                          4.2
Diversified Telecommunication Services             3.9
Banks                                              2.7
Diversified Financials                             2.4
Energy Equipment & Service                         2.1
Pharmaceuticals                                    2.0
Semiconductor Equipment & Products                 1.8



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Dennis W. Stattman, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863